                                  United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                   Form N-CSR
   Certified Shareholder Report of Registered Management Investment Companies

                                    811-07925

                      (Investment Company Act File Number)

                                  Wesmark Funds
         ---------------------------------------------------------------

               (Exact Name of Registrant as Specified in Charter)

                              5800 Corporate Drive
                       Pittsburgh, Pennsylvania 15237-7010

                                 (412) 288-1900
                         (Registrant's Telephone Number)

                             Todd P. Zerega, Esquire
                            Federated Investors Tower
                               1001 Liberty Avenue
                       Pittsburgh, Pennsylvania 15222-3779
                     (Name and Address of Agent for Service)
                (Notices should be sent to the Agent for Service)

                        Date of Fiscal Year End: 1/31/05

               Date of Reporting Period: Fiscal year ended 1/31/05
                                          -------------------------

Item 1.     Reports to Stockholders

[Logo of WesMark]

[Logo of WesMark Funds]

Family of Funds

COMBINED ANNUAL REPORT

Small Company Growth Fund

Growth Fund

Balanced Fund

Bond Fund

West Virginia Municipal Bond Fund

DATED JANUARY 31, 2005

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

WESMARK SMALL COMPANY GROWTH FUND

The WesMark Small Company Growth Fund’s (Fund) total return at net asset value, for the one year reporting period ended January 31, 2005 was (3.88)%. The Russell 2000 Index (Russell 2000),1 the Russell 2000 Growth Index (RU2000G)1 and Russell 2000 Value Index (RU2000V)1 returns for the same period were 8.67%, 3.71% and 13.59%, respectively. The Lipper Small Cap Growth Funds Average (LSCGFA)2 return for the same period was 2.40%. The Technology sector represented 27.51% of the portfolio at the end of the reporting period, which was reduced from 41.60% at the beginning of the reporting period. The return from this sector was well below the Russell 2000, as well as the LSCGFA. The Industrial sector represented 16.15% at fiscal year end, and was a strong performer during the reporting period. The Energy sector was the third largest sector of the portfolio at fiscal year end at 14.80%. The positive results from the Energy and Industrial sectors were able to partially offset the negative impact on the relative performance caused by the Technology sector. The Energy sector was increased substantially from the 8.71% at the beginning of the fiscal year. The Healthcare sector represented 12.34% of the portfolio and was the fourth largest sector. This segment performed strongly late in the fiscal year, but returned less than the Russell 2000. The Technology sector, including large-cap, mid-cap, and small-cap stocks performed poorly during the fiscal year. We believed this was attributable to risk aversion strategies being pursued by major institutional investors. Management believes that many companies held in the portfolio experienced very positive earnings results this fiscal year. We believe ultimately, earnings results are a primary driver of rates of return.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance and after-tax returns, call 1-800-864-1013.

1 The Russell 2000 measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $607.1 million; the median market capitalization was approximately $496.4 million. The largest company in the index had an approximate market capitalization of $1.6 billion. The RU2000G measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The RU2000V measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The indexes are unmanaged and unlike the Fund, are not affected by cash flows. It is not possible to invest directly in an index.

2 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.

WESMARK SMALL COMPANY GROWTH FUND

Growth of $10,000 invested in WesMark Small Company Growth Fund

The graph below illustrates the hypothetical investment of $10,000* in the WesMark Small Company Growth Fund** (the “Fund”) from January 31, 1995 to January 31, 2005, compared to the Russell 2000 Index (“Russell 2000”),*** Standard and Poor’s 600 Small Cap Index (S&P 600),*** and the Lipper Small Cap Growth Funds Average (“LSCGFA”).†

AVERAGE ANNUAL TOTAL RETURN FOR THE YEAR ENDED JANUARY 31, 2005

1 Year	(8.44)%

5 Years	(3.11)%

10 Years	10.75%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance and after-tax returns call 1-800-864-1013. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum sales charge of 4.75%.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.75% ($10,000 minus $475 sales charge = $9,525) which became effective August 8, 2000. Prior to this date there was no sales charge in effect. The Fund’s performance assumes the reinvestment of all dividends and distributions. The Russell 2000, S&P 600 and the LSCGFA have been adjusted to reflect reinvestment of dividends on securities in the indexes and average.

** WesMark Small Company Growth Fund is the successor to a common trust fund. The quoted performance data includes performance of the common trust fund for the period from 1/31/1995 to 8/8/2000, when the Fund first commenced operation, as adjusted to reflect the Fund’s anticipated expenses. The common trust fund was not registered under the Investment Company Act of 1940 (“1940 Act”) and therefore was not subject to certain investment restrictions imposed by the 1940 Act. If the common trust fund had been registered under the 1940 Act, the performance may have been adversely affected.

*** The Russell 2000 and S&P 600 are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund’s performance. The indexes are unmanaged and unlike the Fund, are not affected by cash flows. It is not possible to invest directly in an index.

† Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective categories indicated. These figures do not reflect sales charges.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

WESMARK GROWTH FUND

The total return, at net asset value, for the WesMark Growth Fund (Fund) for the one year reporting period ended January 31, 2005 was (2.63)%. The return for the Standard & Poor’s 500 Index (S&P 500)1 during the same period was 6.23%. Value stocks outperformed growth stocks over the reporting period as the S&P 500 Barra Value1 returned 10.87% vs. 1.60% for the S&P Barra Growth.1 The return for the Fund was below the S&P 500 primarily due to its weak results in the Technology, Healthcare, and Financial sectors. Healthcare represented 16.92% of the portfolio at the beginning of the reporting period and was reduced to 6.56% at the end of the reporting period. Financials were reduced during the fiscal year from 15.48% at the beginning of the reporting period to 13.13% on January 31, 2005. Technology holdings were increased during the fiscal year to 27.95% at the end of the reporting period as compared to 16.50% at the beginning of the reporting period. We increased our holding in the Technology sector over the reporting period due to our belief that the decline in the price of many technology stocks during the reporting period was not related to the fundamental earnings progress of these companies; therefore, this represented an opportunity to increase the Fund’s exposure in this sector. On the other hand, the decrease in the Healthcare and Financial sectors reflects management’s belief that these sectors would underperform. The Consumer Discretionary sector represented 22.67% of the portfolio as of January 31, 2005. The Fund’s return for this sector was below the market average for the reporting period. Similar to the Technology sector, management believed that the earnings growth reported by these companies was not fully reflected in the stock prices. This sector of the portfolio was increased from 12.54% at the beginning of the reporting period. Positive results were realized in the Materials and Industrial sectors. At the end of the year, the Materials sector represented 8.98% of the portfolio, while the Industrial sector represented 9.80% of the portfolio. The Fund also underperformed because of its low percentage allocation in the Energy sector throughout the fiscal year and therefore did not benefit from the strength in energy prices. Consumer Staples, Utilities, and Telecommunications were not represented in the portfolio at the end of the reporting period. Management did not believe that these sectors represented significant growth opportunities.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance and after-tax returns, call 1-800-864-1013.

1 The S&P 500 is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate value of 500 stocks representing all major industries. The S&P 500 Barra Value is a market capitalization-weighted index of the stocks in the S&P 500 Index having the lowest price to book ratios. The index consists of approximately half of the S&P 500 on a market capitalization basis. The S&P 500/Barra Growth Index is an unmanaged capitalization-weighted index of stocks in the Standard & Poor’s 500 index having the highest price to book ratios. The index consists of approximately half of the S&P 500 on a market capitalization basis. The indexes are unmanaged and unlike the Fund, are not affected by cash flows. It is not possible to invest directly in an index.

WESMARK GROWTH FUND

Growth of $10,000 invested in WesMark Growth Fund

The graph below illustrates the hypothetical investment of $10,000* in the WesMark Growth Fund (the “Fund”) from April 14, 1997 (start of performance) to January 31, 2005, compared to the Standard and Poor’s 500 Index (“S&P 500”)** and Lipper Multi Cap Core Index (“LMCCI”).†

AVERAGE ANNUAL TOTAL RETURN FOR THE YEAR ENDED JANUARY 31, 2005

1 Year	(7.26)%

5 Years	0.77%

Start of Performance (4/14/97)	9.12%

Start of Performance (4/14/97) (cumulative)	97.54%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance and after-tax returns, call 1-800-864-1013. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum sales charge of 4.75%.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.75% ($10,000 minus $475 sales charge = $9,525) which became effective October 1, 1999. Prior to this date there was no sales charge in effect. The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500 and LMCCI have been adjusted to reflect reinvestment of dividends on securities in the indexes.

** The S&P 500 is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund’s performance. The index is unmanaged and unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.

† Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective categories indicated. These figures do not reflect sales charges.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

WESMARK BALANCED FUND

The WesMark Balanced Fund (Fund) lagged the Lipper Balanced Funds Average (LBFA)1 for the 12 months ended January 31, 2005 providing a total return, at net asset value, of (0.53)% compared to the LBFA of 5.12%.

The Fund’s equity weighting increased slightly during the reporting period, ending with a weighting of 66.7%. The overall asset allocation of the portfolio, based on net assets, at the end of the reporting period was 1.3% cash equivalents, 31.9% fixed income securities, including bonds, notes and preferred stock, and 66.7% equity securities. Cash equivalents were used to increase both the fixed income and equity weighting of the portfolio over the reporting period.

The equity market’s returns were focused on large capitalization value stocks with the S&P/Barra Value Index2 having a total return of 10.87% compared to the S&P/Barra Growth Index2 return of 1.60%, both for the 12 months ended January 31, 2005. The Fund’s equity portfolio maintained a bias toward growth stocks based on our expectations that an improving economy would continue to support consumer spending, while strong cash flow and healthy balance sheets would support business spending with growth stocks being the primary beneficiaries. Strong stock selection within the Industrial and Materials sectors aided the Fund’s relative performance while exposure to the Technology and Healthcare sectors detracted from results. An underweighting in a strong Energy sector negatively affected performance but was in part offset by the strength seen in Consumer Discretionary and Consumer Staples sectors.

The yield curve flattened during the reporting period as the Federal Reserve increased the Federal Funds rate by 125 basis points. The long end of the yield curve was relatively unchanged during the reporting period. The average duration3 of the fixed income sector remained relatively short in response to the Federal Reserve’s intent to continue to raise short-term interest rates. The high quality of the fixed income sector was maintained with all securities being investment grade.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance and after-tax returns, call 1-800-864-1013.

1 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.

2 The S&P 500 Barra Value is a market capitalization-weighted index of the stocks in the Standard & Poor’s 500 Index having the lowest price to book ratios. The index consists of approximately half of the S&P 500 on a market capitalization basis. The S&P 500/Barra Growth Index is an unmanaged capitalization-weighted index of stocks in the Standard & Poor’s 500 index having the highest price to book ratios. The index consists of approximately half of the S&P 500 on a market capitalization basis. The indexes are unmanaged and unlike the Fund, are not affected by cash flows. It is not possible to invest directly in an index.

3 Duration is the measure of a security’s price sensitivity to changes in interest rates. Securities with longer duration are more sensitive to changes in interest rates than securities of shorter duration.

WESMARK BALANCED FUND

Growth of $10,000 invested in WesMark Balanced Fund

The graph below illustrates the hypothetical investment of $10,000* in the WesMark Balanced Fund (the “Fund”)** from January 31, 1995 to January 31, 2005, compared to the Standard and Poor’s 500 Index (“S&P 500”)***, the Lehman Brothers Government/Credit Total Index (“LBGCT”)*** and the Lipper Balanced Funds Average (“LBFA”).†

AVERAGE ANNUAL TOTAL RETURN FOR THE YEAR ENDED JANUARY 31, 2005

1 Year	(5.26)%

5 Years	(0.71)%

10 Years	7.44%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance and after-tax returns call 1-800-864-1013. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum sales charge of 4.75%.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.75% ($10,000 minus $475 sales charge = $9,525) which became effective August 8, 2000. Prior to this date there was no sales charge in effect. The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500, the LBGCT and the LBFA have been adjusted to reflect reinvestment of dividends on securities in the indexes and average.

** WesMark Balanced Fund is the successor to a common trust fund. The quoted performance data includes performance of the common trust fund for the period from 1/31/95 to 4/20/98, as adjusted to reflect the Fund’s anticipated expenses. The common trust fund was not registered under the Investment Company Act of 1940 (“1940 Act”) and therefore was not subject to certain investment restrictions imposed by the 1940 Act. If the common trust fund had been registered under the 1940 Act, the performance may have been adversely affected.

*** The S&P 500 and LBGCT are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund’s performance. The indexes are unmanaged and unlike the Fund, are not affected by cash flows. It is not possible to invest directly in an index.

† Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective categories indicated. These figures do not reflect sales charges.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

WESMARK BOND FUND

The WesMark Bond Fund’s (Fund) total return, at net asset value, for the year ended January 31, 2005 was 2.68%, exceeding the return of the Lehman Brothers Intermediate Government/Credit Index (LBIGCI)1 of 2.57%. At fiscal year-end, the duration for the Fund was 3.05 years.2 This portfolio structure has enabled the dividend for the year to rise to $0.34 per share for the year ended January 31, 2005 compared to $0.30 per share for the year ended January 31, 2004 during a period of rising interest rates. The yield for 3-Year Treasury Notes had risen from 2.22% on January 31, 2004 to 3.40% on January 31, 2005.

The yield curve flattened during the reporting period as the Federal Reserve increased the Federal Funds rate by 125 basis points. The long end of the yield curve was relatively unchanged during the reporting period. The average duration of the fixed income sector remained relatively short in response to the Federal Reserve’s intent to continue to raise short-term interest rates. The high quality of the fixed income sector was maintained with all securities being investment grade.

During the fiscal year, management reduced the proportion of the Fund invested in Corporate Bonds from 30.88% on January 31, 2004 to 28.84% on January 31, 2005. The yield spread for Corporate Bonds compared to Treasurys declined during the reporting period. This narrower yield spread was the determining factor in limiting the weighting in the corporate sector of the portfolio.

The portfolio contained an increased commitment to callable Federal Agency Notes. These securities have call features that may provide additional yield compared to non callable Federal Agency Notes. If these securities are not called, the market value of the portfolio will be preserved by the short- and intermediate-term length of maturity. This sector of the portfolio represented 38.42% on January 31, 2005.

The credit risk in the portfolio was reduced due to the large proportion of securities rated AAA. Securities rated AAA represented 70.41%. There were no holdings in the portfolio that were below investment grade. The average rating of bonds held in the portfolio was AAA as of January 31, 2005.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance and after-tax returns, call 1-800-864-1013.

1 The LBIGCI is a market value weighted performance benchmark for government and corporate fixed-rate debt issues with maturities between one and ten years. The index is unmanaged and unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.

2 Duration is the measure of a security’s price sensitivity to changes in interest rates. Securities with longer duration are more sensitive to changes in interest rates than securities of shorter duration.

WESMARK BOND FUND

Growth of $10,000 invested in WesMark Bond Fund

The graph below illustrates the hypothetical investment of $10,000* in the WesMark Bond Fund (the “Fund”) from April 20, 1998 (start of performance) to January 31, 2005 compared to the Lehman Brothers Intermediate Government/Credit Index (“LBIGC”),** the Lipper Intermediate Government Funds Average (“LIGFA”),*** and the Lipper Intermediate Investment Grade Debt Funds Average (“LIIGDFA”).***

AVERAGE ANNUAL TOTAL RETURN FOR THE YEAR ENDED JANUARY 31, 2005

1 Year	(1.16)%

5 Years	5.27%

Start of Performance (4/20/98)	4.18%

Start of Performance (4/20/98) (cumulative)	32.03%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance and after-tax returns call 1-800-864-1013. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum sales charge of 3.75%.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 3.75% ($10,000 minus $375 sales charge = $9,625) which became effective August 8, 2000. Prior to this date there was no sales charge in effect. The Fund’s performance assumes the reinvestment of all dividends and distributions. The LBIGC, LIGFA and LIIGDFA have been adjusted to reflect reinvestment of dividends on securities in the index and averages.

** LBIGC is not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Fund’s performance. The index is unmanaged and unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.

*** Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective categories indicated. These figures do not reflect sales charges.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

WESMARK WEST VIRGINIA MUNICIPAL BOND FUND

The WesMark West Virginia Municipal Bond Fund (Fund) returned 2.97%, based on net asset value, for the one year reporting period ended January 31, 2005. The Lehman Brothers 5 year G.O. Bond Index (LB5GO)1 return was 2.45% for the same period.  The return for the Fund was higher than the LB5GO due to the modestly longer duration of bonds held in the fund during the reporting period.2 At the end of the reporting period, the duration for the Fund was 4.06 years which represents little change from last year.  This portfolio structure has enabled the dividend to remain relatively stable during a period of rising interest rates. The dividend for the year ended January 31, 2005 was $0.31 per share compared to $0.32 per share of the year ended January 31, 2004 and 98.13% of the income was exempt from federal and state income tax for West Virginia residents.

During the fiscal year, management maintained a high quality portfolio. As of January 31, 2005, 72.22% of the Fund was invested in securities rated Aaa/AAA by Moody’s Investor Service and/or Standard & Poor’s, respectively.

During the fiscal year the primary investment strategy sought out opportunities to increase the income generated by the portfolio while preserving the gains achieved in the unit value over the past three years. The flattening of the yield curve over the past year allowed management to reduce the funds duration late in the period without creating a significant reduction in the income level.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance and after-tax returns, call 1-800-864-1013.

1 The LB5GO is a composite measure of total return performance for the municipal bond market on those municipal bonds with maturities of five years. The securities on this index include ratings categories of A and Aaa. The index is unmanaged and unlike the Fund is not affected by cash flows. It is not possible to invest directly in an index.

2 Duration is the measure of a security’s price sensitivity to changes in interest rates. Securities with longer duration are more sensitive to changes in interest rates than securities of shorter duration.

WESMARK WEST VIRGINIA MUNICIPAL BOND FUND

Growth of $10,000 invested in WesMark West Virginia Municipal Bond Fund

The graph below illustrates the hypothetical investment of $10,000* in the WesMark West Virginia Municipal Bond Fund (the “Fund”)** from January 31, 1995 to January 31, 2005, compared to the Lehman Brothers 5 Year G.O. Bond Index (“LB5GO”)*** and Lipper Intermediate Municipal Debt Funds Average (“LIMDFA”).†

AVERAGE ANNUAL TOTAL RETURN FOR THE YEAR ENDED JANUARY 31, 2005

1 Year	(0.89)%

5 Years	5.01%

10 Years	4.62%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance and after-tax returns call 1-800-864-1013. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum sales charge of 3.75%.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 3.75% ($10,000 minus $375 sales charge = $9,625) which became effective August 8, 2000. Prior to this date there was no sales charge in effect. The Fund’s performance assumes the reinvestment of all dividends and distributions. The LB5GO and the LIMDFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.

** WesMark West Virginia Municipal Bond Fund is the successor to a common trust fund. The quoted performance data includes performance of the common trust fund for the period from 1/31/95 to 4/14/1997, when the Fund first commenced operation, as adjusted to reflect the Fund’s anticipated expenses. The common trust fund was not registered under the Investment Company Act of 1940 (“1940 Act”) and therefore was not subject to certain investment restrictions imposed by the 1940 Act. If the common trust fund had been registered under the 1940 Act, the performance may have been adversely affected.

*** The LB5GO is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund’s performance. The index is unmanaged and unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.

† Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective categories indicated. These figures do not reflect sales charges.

WESMARK FUNDS
SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees; to the extent applicable, distribution (12b-1) fees and/or shareholder services fees; and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from August 1, 2004 to January 31, 2005.

Actual Expenses

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical Example for Comparison Purposes

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual returns. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

SHAREHOLDER EXPENSE EXAMPLE

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value August 1, 2004	Ending Account Value January 31, 2005	Expenses Paid During Period[1]

Actual

WesMark Small Company Growth Fund	$1,000	$1,078.00	$8.88

WesMark Growth Fund	$1,000	$1,027.20	$5.81

WesMark Balanced Fund	$1,000	$1,022.70	$6.56

WesMark Bond Fund	$1,000	$1,028.00	$5.10

WesMark West Virginia Municipal Bond Fund	$1,000	$1,030.10	$5.15

Hypothetical (assuming a 5% return before expenses)

WesMark Small Company Growth Fund	$1,000	$1,016.59	$8.62

WesMark Growth Fund	$1,000	$1,019.41	$5.79

WesMark Balanced Fund	$1,000	$1,018.65	$6.55

WesMark Bond Fund	$1,000	$1,020.11	$5.08

WesMark West Virginia Municipal Bond Fund	$1,000	$1,020.06	$5.13

(1) Expenses are equal to a Funds’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The annualized expense ratios are as follows:

WesMark Small Company Growth Fund	1.70%

WesMark Growth Fund	1.14%

WesMark Balanced Fund	1.29%

WesMark Bond Fund	1.00%

WesMark West Virginia Municipal Bond Fund	1.01%

WESMARK SMALL COMPANY GROWTH FUND

PORTFOLIO OF INVESTMENTS SUMMARY TABLE (unaudited)

January 31, 2005

At January 31, 2005, the fund’s industry percentages were as follows:

Industry(1)	Percentage of Total Investments(2)

Oil & Gas Drilling	7.3%

Semiconductor Equipment & Materials	5.3%

Aerospace/Defense	4.8%

Electronic Components--Semiconductor	4.7%

Transportation--Road	4.7%

Biotechnology	3.3%

Biomedical	3.2%

Computer Services	3.2%

Oil Company--Exploration & Production	3.0%

Regional--Pacific Banks	2.9%

Machinery--Farm	2.8%

Oil Field--Machinery & Equipment	2.8%

Retail--Miscellaneous	2.8%

Scientific & Technical Instruments	2.7%

Chemicals--Diversified	2.6%

Semiconductor--Broad Line	2.6%

Coal	2.5%

Drug Distribution	2.5%

Auto/Truck--Orig.	2.4%

Asset Management	2.3%

Communication Equipment	2.3%

Oil & Gas Equipment & Services	2.2%

Medical Products & Supply	2.1%

Business Software & Services	2.0%

Paper Products	1.8%

Telecommunications Equipment	1.7%

Food--Major Diversified	1.6%

Mining--Miscellaneous	1.6%

Finance--Investment Banker/Broker	1.5%

Internet Software & Services	1.4%

Telecom--Wireless	1.3%

Auto--Dealerships	1.2%

Processed & Packaged Foods	1.1%

Retail Discount	1.0%

Electronic Components--Miscellaneous	0.9%

Semiconductor--Integrated Circuits	0.8%

Transportation--Air Freight	0.8%

Medical--Drugs	0.4%

Medical Appliances & Equipment	0.4%

Specialized Health Services	0.4%

TOTAL INDUSTRY	94.9%

Commercial Paper(3)	3.2%

Cash Equivalents(4)	1.9%

TOTAL PORTFOLIO VALUE	100%

(1) Securities are assigned to an industry classification by the Fund’s adviser.

(2) Percentages are based on total investments, which may differ from the Fund’s total net assets used in computing the percentages in the Portfolio of Investments which follows.

(3) See the Fund’s Prospectus or Statement of Additional Information for a description of the types of securities in which the Fund invests.

(4) Cash Equivalents includes investments in money market mutual funds and/or in overnight repurchase agreements.

WESMARK SMALL COMPANY GROWTH FUND

PORTFOLIO OF INVESTMENTS

January 31, 2005

Shares			Value

COMMON STOCKS--95.4%
		AEROSPACE/DEFENSE--4.8%
5,000		Curtiss Wright Corp.	$255,950

18,000	(1)	MOOG, Inc., Class A	782,820

		TOTAL	1,038,770

		ASSET MANAGEMENT--2.4%
8,000	(1)	Affiliated Managers Group	507,280

		AUTO--DEALERSHIPS--1.2%
9,000		United Auto Group, Inc.	254,430

		AUTO/TRUCK--ORIG.--2.4%
7,000		OshKosh Truck Corp.	513,730

		BIOMEDICAL--3.2%
8,000	(1)	Cephalon, Inc.	393,600
15,000	(1)	Protein Design Laboratories, Inc.	302,550

		TOTAL	696,150

		BIOTECHNOLOGY--3.3%
15,000	(1)	Charles River Laboratories International, Inc.	710,700

		BUSINESS SOFTWARE & SERVICES--2.0%
40,000	(1)	Tibco Software, Inc.	439,600

		CHEMICALS--DIVERSIFIED--2.6%
25,000		Olin Corp.	556,750

		COAL--2.5%
15,000		Arch Coal, Inc.	548,250

		COMMUNICATION EQUIPMENT--2.3%
80,000	(1)	Arris Group, Inc.	495,200

		COMPUTER SERVICES--3.2%
20,000	(1)	Macromedia, Inc.	684,800

		DRUG DISTRIBUTION--2.5%
25,000	(1)	Andrx Group	546,000

		ELECTRONIC COMPONENTS--MISCELLANEOUS--0.9%
30,000	(1)	Sanmina-SCI Corp.	185,400

COMMON STOCKS--(Continued)
		ELECTRONIC COMPONENTS--SEMICONDUCTOR--4.7%
60,000	(1)	Axcelis Technologies, Inc.	$448,200
40,000	(1)	Fairchild Semiconductor International, Inc., Class A	570,800

		TOTAL	1,019,000

		FINANCE--INVESTMENT BANKER/BROKER--1.5%
25,000	(1)	AmeriTrade Holding Corp.	323,250

		FOOD--MAJOR DIVERSIFIED--1.6%
11,000	(1)	United Natural Foods, Inc.	347,710

		INTERNET SOFTWARE & SERVICES--1.4%
15,000	(1)	Open Text Corp.	294,000

		MACHINERY--FARM--2.9%
30,000	(1)	AGCO Corp.	615,900

		MEDICAL--DRUGS--0.4%
3,000	(1)	Bone Care International, Inc.	84,900

		MEDICAL APPLIANCES & EQUIPMENT--0.4%
3,000	(1)	Arthrocare Corp.	89,250

		MEDICAL PRODUCTS & SUPPLY--2.1%
12,000	(1)	Integra Lifesciences Corp.	452,160

		MINING--MISCELLANEOUS--1.6%
20,000	(1)	Brush Engineered Materials, Inc.	345,000

		OIL & GAS EQUIPMENT & SERVICES--2.2%
8,000	(1)	Cal Dive International, Inc.	349,600
11,000	(1)	Infrasource Services, Inc.	133,100

		TOTAL	482,700

		OIL & GAS DRILLING--7.4%
15,000		ENSCO International, Inc.	513,450
85,000	(1)	Parker Drilling Co.	368,050
25,000	(1)	Rowan Companies, Inc.	704,000

		TOTAL	1,585,500

		OIL COMPANY--EXPLORATION & PRODUCTION--3.0%
20,000	(1)	Spinnaker Exploration Co.	655,800

		OIL FIELD--MACHINERY & EQUIPMENT--2.8%
20,000	(1)	FMC Technologies, Inc.	612,600

COMMON STOCKS--(Continued)
		PAPER PRODUCTS--1.8%
10,000		Bowater, Inc.	$380,000

		PROCESSED & PACKAGED FOODS--1.1%
8,000		Corn Products International, Inc.	234,880

		REGIONAL--PACIFIC BANKS--3.0%
6,000		Bank of Hawaii Corp.	287,460
8,000	(1)	Silicon Valley Bancshares	349,120

		TOTAL	636,580

		RETAIL DISCOUNT--1.0%
10,000	(1)	Toys ‘R’ Us, Inc.	214,500

		RETAIL--MISCELLANEOUS--2.8%
33,000		Movado Group, Inc.	601,590

		SCIENTIFIC & TECHNICAL INSTRUMENTS--2.7%
20,000	(1)	LeCroy Corp.	467,400
3,000	(1)	Varian, Inc.	119,790

		TOTAL	587,190
		SEMICONDUCTOR--BROAD LINE--2.6%
50,000	(1)	Cypress Semiconductor Corp.	570,000

		SEMICONDUCTOR--INTEGRATED CIRCUITS--0.8%
30,000	(1)	RF Micro Devices, Inc.	164,100

		SEMICONDUCTOR EQUIPMENT & MATERIALS--5.3%
40,000	(1)	Credence Systems Corp.	320,000
20,000	(1)	Photronics, Inc.	300,000
35,000	(1)	Ultratech Stepper, Inc.	518,350

		TOTAL	1,138,350

		SPECIALIZED HEALTH SERVICES--0.4%
3,000	(1)	American Healthcorp, Inc.	93,540

		TELECOM--WIRELESS--1.3%
15,000	(1)	American Tower Systems Corp.	271,800

		TELECOMMUNICATIONS EQUIPMENT--1.7%
10,000	(1)	DSP Group, Inc.	248,100
2,000		Harris Corp.	129,540

		TOTAL	377,640

Shares or Principal Amount			Value

COMMON STOCKS--(Continued)
		TRANSPORTATION--AIR FREIGHT--0.9%
4,000		Alexander and Baldwin, Inc.	$184,000
		TRANSPORTATION--ROAD--4.7%
21,000		Heartland Express, Inc.	446,040
10,000	(1)	Yellow Roadway Corp.	566,200
		TOTAL	1,012,240
TOTAL COMMON STOCKS (identified cost $19,551,428)			20,551,240

(2)COMMERCIAL PAPER--3.3%

		ASSET BACKED--3.3%
$700,000	(3)	Three Rivers Funding Corp. CPABS4-2, 2.34%, 2/14/2005 (at amortized cost)	699,409

MUTUAL FUND--1.9%

400,687	(4)	U.S. Treasury Cash Reserves (at net asset value)	400,687
TOTAL INVESTMENTS--100.6% (identified cost $20,651,524)(5)			21,651,336

OTHER ASSETS AND LIABILITIES--NET--(0.6)%			(119,154)

TOTAL NET ASSETS--100%			$21,532,182

(1) Non-income producing security.

(2) Each issue shows the rate of discount at the time of purchase for discount issues, or the coupon for interest bearing issues.

(3) Denotes a restricted security, including securities purchased under Rule 144A of the Securities Act of 1933. This security, which has been deemed liquid by criteria approved by the fund’s Board of Trustees, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. At January 31, 2005, this security amounted to $699,409 which represents 3.3% of total net assets.

(4) Affiliated company.

(5) The cost of investments for federal tax purposes amounts to $20,651,524.

Note: The categories of investments are shown as a percentage of total net assets at January 31, 2005.

See Notes which are an integral part of the Financial Statements

WESMARK GROWTH FUND

PORTFOLIO OF INVESTMENTS SUMMARY TABLE (unaudited)

January 31, 2005

At January 31, 2005, the fund’s industry percentages were as follows:

Industry(1)	Percentage of Total Investments(2)

Diversified Operations	7.6%

Electronic Components--Semiconductor	6.0%

Computer Software	5.4%

Money Center Banks	5.1%

Investment Brokerage--National	4.7%

Networking Products	4.5%

Retail Discount	4.4%

Computer Services	4.1%

Paper Products	3.9%

Oil & Gas Equipment & Services	3.8%

Printed Circuit Boards	3.7%

Oil--Integrated	3.6%

Semiconductor Equipment & Materials	3.6%

Chemicals--Diversified	3.5%

Cable Television	3.4%

Biomedical	3.3%

Home Improvement Stores	3.3%

Drugs & Healthcare	3.2%

Semiconductor--Broad Line	3.1%

Mining--Non Ferrous	2.8%

Entertainment--Diversified	2.5%

Hotels & Motels	2.1%

Retail--Consumer Elect	2.1%

Mining--Miscellaneous	2.0%

Leisure & Recreation	1.4%

Transportation--Air Freight	1.3%

Finance--Investment Banker/Broker	1.0%

Beverages/Alcohol	0.4%

Conglomerates	0.3%

Metal Processors & Fabrication	0.3%

TOTAL INDUSTRY	96.4%

Commercial Paper(3)	2.8%

Cash Equivalents(4)	0.8%

TOTAL PORTFOLIO VALUE	100%

(1) Securities are assigned to an industry classification by the Fund’s adviser.

(2) Percentages are based on total investments, which may differ from the Fund’s total net assets used in computing the percentages in the Portfolio of Investments which follows.

(3) See the Fund’s Prospectus or Statement of Additional Information for a description of the types of securities in which the Fund invests.

(4) Cash Equivalents includes any investments in money market mutual funds and/or overnight repurchase agreements.

WESMARK GROWTH FUND

PORTFOLIO OF INVESTMENTS

January 31, 2005

Shares			Value

COMMON STOCKS--97.1%
		BEVERAGES/ALCOHOL--0.4%
20,000	(1)	Constellation Brands, Inc., Class A	$1,038,400

		BIOMEDICAL--3.4%
135,000	(1)	Amgen, Inc.	8,402,400

		CABLE TELEVISION--3.5%
270,000	(1)	Comcast Corp., Class A	8,691,300

		CHEMICALS--DIVERSIFIED--3.5%
185,000		Du Pont (E.I.) de Nemours & Co.	8,798,600

		COMPUTER SERVICES--4.1%
150,000		First Data Corp., Class	6,111,000
110,000	(1)	Fiserv, Inc.	4,207,500

		TOTAL	10,318,500

		COMPUTER SOFTWARE--5.4%
512,500		Microsoft Corp.	13,468,500

		CONGLOMERATES--0.3%
10,000		3M Co.	843,600

		DIVERSIFIED OPERATIONS--7.7%
50,000		Fortune Brands, Inc.	4,199,000
415,000		General Electric Co.	14,993,950

		TOTAL	19,192,950

		DRUGS & HEALTHCARE--3.2%
335,000		Pfizer, Inc.	8,093,600

		ELECTRONIC COMPONENTS-- SEMICONDUCTOR--6.1%
185,000		Motorola, Inc.	2,911,900
525,000		Texas Instruments, Inc.	12,185,250

		TOTAL	15,097,150

		ENTERTAINMENT--DIVERSIFIED--2.5%
350,000	(1)	Time Warner, Inc.	6,300,000

		FINANCE--INVESTMENT BANKER/BROKER--1.0%
175,000	(1)	E*Trade Group, Inc.	2,406,250

COMMON STOCKS--(Continued)
		HOME IMPROVEMENT STORES--3.3%
200,000		Home Depot, Inc.	$8,252,000

		HOTELS & MOTELS--2.1%
240,000		Hilton Hotels Corp.	5,340,000

		INVESTMENT BROKERAGE--NATIONAL--4.7%
210,000		Morgan Stanley	11,751,600

		LEISURE & RECREATION--1.4%
60,000		Carnival Corp.	3,456,000

		METAL PROCESSORS & FABRICATION--0.3%
33,000	(1)	Novelis, Inc.	739,530

		MINING--MISCELLANEOUS--2.0%
155,000	(1)	Inco Ltd.	5,101,050

		MINING--NON FERROUS--2.8%
175,000		Alcan, Inc.	6,959,750

		MONEY CENTER BANKS--5.1%
260,000		Citigroup, Inc.	12,753,000

		NETWORKING PRODUCTS--4.5%
625,000	(1)	Cisco Systems, Inc.	11,275,000

		OIL & GAS EQUIPMENT & SERVICES--3.8%
140,000		Schlumberger Ltd.	9,525,600

		OIL--INTEGRATED--3.6%
150,000		BP PLC, ADR	8,943,000

		PAPER PRODUCTS--3.9%
250,000		International Paper Co.	9,787,500

		PRINTED CIRCUIT BOARDS--3.7%
395,000	(1)	Jabil Circuit, Inc.	9,310,150

		RETAIL DISCOUNT--4.4%
210,000		Wal-Mart Stores, Inc.	11,004,000

		RETAIL--CONSUMER ELECT--2.2%
100,000		Best Buy Co., Inc.	5,379,000

		SEMICONDUCTOR--BROAD LINE--3.2%
350,000		Intel Corp.	7,857,500

Shares or Principal Amount			Value

COMMON STOCKS--(Continued)
		SEMICONDUCTOR EQUIPMENT & MATERIALS--3.6%
570,000	(1)	Applied Materials, Inc.	$9,063,000

		TRANSPORTATION--AIR FREIGHT--1.4%
45,000		United Parcel Service, Inc.	3,360,600

TOTAL COMMON STOCKS (identified cost $234,546,743)			242,509,530

(2)COMMERCIAL PAPER--2.8%
		ASSET BACKED--2.8%
$7,000,000	(3)	Market Street Funding Corp. CPABS4-2, 2.40%, 2/21/2005 (at amortized cost)	6,990,660

MUTUAL FUND--0.8%
1,985,478	(4)	U.S. Treasury Cash Reserves (at net asset value)	1,985,478

TOTAL INVESTMENTS--100.7% (identified cost $243,522,881)(5)			251,485,668

OTHER ASSETS AND LIABILITIES--NET--(0.7)%			(1,838,273)

TOTAL NET ASSETS--100%			$249,647,395

(1) Non-income producing security.

(2) Each issue shows the rate of discount at the time of purchase for discount issues, or the coupon for interest bearing issues.

(3) Denotes a restricted security, including securities purchased under Rule 144A of the Securities Act of 1933. This security, which has been deemed liquid by criteria approved by the fund’s Board of Trustees, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. At January 31, 2005, this security amounted to $6,990,660 which represents 2.8% of total net assets.

(4) Affiliated company.

(5) The cost of investments for federal tax purposes amounts to $243,522,881.

Note: The categories of investments are shown as a percentage of total net assets at January 31, 2005.

The following acronym is used throughout this portfolio:

ADR	--American Depositary Receipt

See Notes which are an integral part of the Financial Statements

WESMARK BALANCED FUND

PORTFOLIO OF INVESTMENTS SUMMARY TABLE (unaudited)

January 31, 2005

At January 31, 2005, the fund’s industry percentages were as follows:

Industry(1)	Percentage of Total Investments(2)

Diversified Operations	6.6%

Paper Products	4.3%

Home Improvement Stores	3.6%

Money Center Banks	3.4%

Chemicals--Diversified	3.3%

Utility--Electric Power	3.3%

Computer Software	3.2%

Drugs & Healthcare	3.0%

Investment Brokerage--National	2.9%

Beverages--Soft	2.8%

Transportation--Air Freight	2.6%

Oil--Integrated	2.6%

Networking Products	2.5%

Federal National Mortgage Association	2.5%

Oil & Gas Equipment & Services	2.4%

Food--Major Diversified	2.3%

Retail Discount	1.8%

Semiconductor Equipment & Materials	1.8%

Semiconductor--Broad Line	1.6%

Printed Circuit Boards	1.4%

Retail--Consumer Elect	1.4%

Cable Television	1.4%

Banks--Major Regional	1.4%

Mining--Non Ferrous	1.4%

Computer Services	1.3%

REIT--Industrial	1.3%

Electronic Components--Semiconductor	1.0%

Leisure & Recreation	1.0%

Oil & Gas Pipelines	0.8%

Finance	0.7%

Diversified Financial Services	0.4%

Metal Processors & Fabrication	0.2%

TOTAL INDUSTRY	70.2%

FIXED INCOME(3)

Corporate Bonds	10.7%

Mortgage Backed Securities	6.2%

Government Agencies	11.6%

TOTAL FIXED INCOME PORTFOLIO VALUE	28.5%

Cash Equivalents(4)	1.3%

TOTAL PORTFOLIO VALUE	100%

(1) Securities are assigned to an industry classification by the Fund’s adviser.

(2) Percentages are based on total investments, which may differ from the Fund’s total net assets used in computing the percentages in the Portfolio of Investments which follows.

(3) See the Fund’s Prospectus or Statement of Additional Information for a description of the types of securities in which the Fund invests.

(4) Cash Equivalents includes any investments in money market mutual funds and/or overnight repurchase agreements.

WESMARK BALANCED FUND

PORTFOLIO OF INVESTMENTS

January 31, 2005

Shares			Value

COMMON STOCKS--66.7%
		BEVERAGES--SOFT--2.8%
30,000		PepsiCo, Inc.	$1,611,000

		CABLE TELEVISION--1.4%
25,000	(1)	Comcast Corp., Class A	804,750

		CHEMICALS--DIVERSIFIED--3.3%
40,000		Du Pont (E.I.) de Nemours & Co.	1,902,400

		COMPUTER SERVICES--1.3%
20,000	(1)	Fiserv, Inc.	765,000

		COMPUTER SOFTWARE--3.2%
70,000		Microsoft Corp.	1,839,600

		DIVERSIFIED OPERATIONS--6.6%
15,000		Fortune Brands, Inc.	1,259,700
70,000		General Electric Co.	2,529,100

		TOTAL	3,788,800

		DRUGS & HEALTHCARE--3.0%
72,000		Pfizer, Inc.	1,739,520

		ELECTRONIC COMPONENTS--SEMICONDUCTOR--1.0%
25,000		Texas Instruments, Inc.	580,250

		FEDERAL NATIONAL MORTGAGE ASSOCIATION--2.5%
22,000		Federal National Mortgage Association	1,420,760

		FOOD--MAJOR DIVERSIFIED--2.3%
25,000		General Mills, Inc.	1,324,750

		HOME IMPROVEMENT STORES--3.6%
50,000		Home Depot, Inc.	2,063,000

		INVESTMENT BROKERAGE--NATIONAL--2.9%
30,000		Morgan Stanley	1,678,800

		LEISURE & RECREATION--1.0%
10,000		Carnival Corp.	576,000

		METAL PROCESSORS & FABRICATION--0.2%
4,000	(1)	Novelis, Inc.	89,640

		MINING--NON FERROUS--1.4%
20,000		Alcan, Inc.	795,400

COMMON STOCKS--(Continued)
		MONEY CENTER BANKS--3.4%
40,000		Citigroup, Inc.	$1,962,000

		NETWORKING PRODUCTS--2.5%
80,000	(1)	Cisco Systems, Inc.	1,443,200

		OIL & GAS EQUIPMENT & SERVICES--2.4%
20,000		Schlumberger Ltd.	1,360,800

		OIL & GAS PIPELINES--0.8%
10,000		Kinder Morgan Energy Partners LP	462,600

		OIL--INTEGRATED--2.6%
25,000		BP PLC, ADR	1,490,500

		PAPER PRODUCTS--4.3%
30,000		International Paper Co.	1,174,500
20,000		Kimberly-Clark Corp.	1,310,200

		TOTAL	2,484,700

		PRINTED CIRCUIT BOARDS--1.4%
35,000	(1)	Jabil Circuit, Inc.	824,950

		REIT--INDUSTRIAL--1.3%
20,000		AMB Property Corp.	744,600

		RETAIL DISCOUNT--1.8%
20,000		Wal-Mart Stores, Inc.	1,048,000

		RETAIL--CONSUMER ELECT--1.4%
15,000		Best Buy Co., Inc.	806,850

		SEMICONDUCTOR--BROAD LINE--1.6%
40,000		Intel Corp.	898,000

		SEMICONDUCTOR EQUIPMENT & MATERIALS--1.8%
65,000	(1)	Applied Materials, Inc.	1,033,500

		TRANSPORTATION--AIR FREIGHT--2.6%
20,000		United Parcel Service, Inc.	1,493,600

		UTILITY--ELECTRIC POWER--2.3%
40,000		Southern Co.	1,350,800

TOTAL COMMON STOCKS (identified cost $34,879,631)			38,383,770

Shares or Principal Amount			Value

PREFERRED STOCKS--3.4%
		BANKS--MAJOR REGIONAL--1.4%
30,000		Wells Fargo & Co., Pfd., $1.75, Annual Dividend	$795,600

		DIVERSIFIED FINANCIAL SERVICES--0.4%
10,000		General Electric Capital Corp., Pfd., $1.47, Annual Dividend	256,000

		FINANCE--0.7%
15,000		Merrill Lynch & Co., Inc., Pfd.	385,650

		UTILITY--ELECTRIC POWER--0.9%
20,000		Tennessee Valley Authority, Pfd., Series D, $1.49, Annual Dividend	514,000

TOTAL PREFERRED STOCKS (identified cost $1,897,214)			1,951,250

CORPORATE BONDS--10.7%
		AUTO MANUFACTURERS--MAJOR--0.9%
$500,000		General Motors Corp., Deb., 7.70%, 4/15/2016	510,631

		BANKS--MAJOR REGIONAL--0.9%
500,000		PNC Funding Corp., Sub. Note, 6.125%, 2/15/2009	535,105

		COMPUTER SERVICES--0.9%
500,000		First Data Corp., 4.70%, 11/1/2006	509,335

		FINANCE--AUTOMOTIVE--2.6%
500,000		Ford Motor Credit Co., Sr. Note, 6.50%, 2/15/2006	511,396
1,000,000		General Motors Acceptance Corp., Note, 6.125%, 2/1/2007	1,016,451

		TOTAL	1,527,847

		FINANCE--CREDIT CARD--1.0%
500,000		MBNA America Bank, NA, 6.625%, 6/15/2012	554,635

		INVESTMENT BROKERAGE--NATIONAL--3.5%
1,000,000		Bear Stearns Cos., Inc., Note, 4.50%, 10/28/2010	1,007,170
1,000,000		Morgan Stanley, Sub. Note, 4.75%, 4/1/2014	985,350

		TOTAL	1,992,520

		MINING--NON FERROUS--0.9%
500,000		Alcan, Inc., Note, 5.20%, 1/15/2014	516,850

TOTAL CORPORATE BONDS (identified cost $6,144,111)			6,146,923

Principal Amount			Value

MORTGAGE BACKED SECURITIES--6.2%
		FEDERAL HOME LOAN MORTGAGE CORP.--0.3%
$153,278		Federal Home Loan Mortgage Corp., Pool E84004, 6.00%, 6/1/2016	$160,834

		FEDERAL NATIONAL MORTGAGE ASSOCIATION--5.9%
192,456		Federal National Mortgage Association, Pool 254629, 5.00%, 2/1/2010	196,049
854,813		Federal National Mortgage Association, Pool 254908, 5.00%, 9/1/2023	869,703
931,125		Federal National Mortgage Association, Pool 255224, 4.00%, 5/1/2011	928,797

960,260		Federal National Mortgage Association, Pool 255324, 4.00%, 7/1/2011	957,860
448,608		Federal National Mortgage Association, Pool 738342, 4.50%, 8/1/2018	449,271

		TOTAL	3,401,680

TOTAL MORTGAGE BACKED SECURITIES (identified cost $3,515,529)			3,562,514

GOVERNMENT AGENCIES--11.6%
		FEDERAL FARM CREDIT BANK--1.7%
1,000,000		Federal Farm Credit System, Bond, 4.49%, 3/10/2010	998,520

		FEDERAL HOME LOAN BANK--3.0%
750,000		Federal Home Loan Bank System, Bond, 3.20%, 11/29/2006	747,120
1,000,000		Federal Home Loan Bank System, Bond, Series ZR13, 4.50%, 6/12/2013	973,670

		TOTAL	1,720,790

		FEDERAL HOME LOAN MORTGAGE CORP.--5.2%
1,000,000		Federal Home Loan Mortgage Corp., Bond, 5.00%, 10/9/2013	993,320
1,000,000		Federal Home Loan Mortgage Corp., Unsecd. Note, 4.00%, 9/22/2009	992,590
1,000,000		Federal Home Loan Mortgage Corp., Unsecd. Note, Series MTN, 5.375%, 12/15/2014	1,002,080

		TOTAL	2,987,990

Principal Amount or Shares			Value

GOVERNMENT AGENCIES--(Continued)
		FEDERAL NATIONAL MORTGAGE ASSOCIATION--1.7%
$1,000,000		Federal National Mortgage Association, Note, 5.375%, 7/16/2018	$990,770

TOTAL GOVERNMENT AGENCIES (identified cost $6,722,110)			6,698,070

MUTUAL FUND--1.3%
726,703	(2)	U.S. Treasury Cash Reserves (at net asset value)	726,703

TOTAL INVESTMENTS--99.9% (identified cost $53,885,298)(3)			57,469,230

OTHER ASSETS AND LIABILITIES--NET--0.1%			53,851

TOTAL NET ASSETS--100%			$57,523,081

(1) Non-income producing security.

(2) Affiliated company.

(3) The cost of investments for federal tax purposes amounts to $53,885,298.

Note: The categories of investments are shown as a percentage of total net assets at January 31, 2005.

The following acronyms are used throughout this portfolio:

ADR	--American Depositary Receipt
MTN	--Medium Term Note
REIT	--Real Estate Investment Trust

See Notes which are an integral part of the Financial Statements

WESMARK BOND FUND

PORTFOLIO OF INVESTMENTS SUMMARY TABLE (unaudited)

January 31, 2005

At January 31, 2005, the fund’s portfolio composition(1) was as follows:

Percentage of Total Investments(2)

Collateralized Mortgage Obligations	4.1%

Corporate Bonds	29.0%

Government Agencies	38.5%

Mortgage Backed Securities	18.3%

Preferred Stocks	2.2%

Commercial Paper	4.3%

U.S. Treasury	2.6%

Cash Equivalents(3)	1.0%

TOTAL	100%

(1) See the Fund’s Prospectus or Statement of Additional Information for a description of the types of securities in which the Fund invests.

(2) Percentages are based on total investments, which may differ from the Fund’s total net assets used in computing the percentages in the Portfolio of Investments which follows.

(3) Cash Equivalents includes any investments in money market mutual funds and/or overnight repurchase agreements.

WESMARK BOND FUND

PORTFOLIO OF INVESTMENTS

January 31, 2005

Principal Amount			Value

COLLATERALIZED MORTGAGE OBLIGATIONS--4.0%
		FEDERAL HOME LOAN MORTGAGE CORP.--4.0%
$2,000,000		Federal Home Loan Mortgage Corp., Series 2564, Class HJ, 5.00%, 2/15/2018	$1,993,080
1,901,732		Federal Home Loan Mortgage Corp., Series 2576D, Class LG, 4.50%, 12/15/2016	1,921,244
1,817,396		Federal Home Loan Mortgage Corp., Series 2590, Class XP, 3.25%, 12/15/2013	1,784,628
1,964,180		Federal Home Loan Mortgage Corp., Series 2904, Class CA, 5.00%, 4/15/2019	1,981,595

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (identified cost $7,721,061 )			7,680,547

CORPORATE BONDS--28.8%
		BANKS--MAJOR REGIONAL--0.6%
1,000,000		PNC Funding Corp., Sub. Note, 6.125%, 2/15/2009	1,070,210

		CABLE TELEVISION--4.3%
3,000,000		Comcast Cable Communications Holdings, Company Guarantee, 9.455%, 11/15/2022	4,230,390
2,000,000		Continental Cablevision, Sr. Deb., 8.875%, 9/15/2005	2,067,900
2,000,000		Cox Communications, Inc., Unsecd. Note, 4.625%, 6/1/2013	1,930,140

		TOTAL	8,228,430

		ENTERTAINMENT--DIVERSIFIED--1.9%
1,000,000		Time Warner, Inc., Company Guarantee, 6.875%, 6/15/2018	1,142,680
1,000,000		Time Warner, Inc., Deb., 8.375%, 3/15/2023	1,280,940
1,000,000		Time Warner, Inc., Note, 8.875%, 10/1/2012	1,254,520

		TOTAL	3,678,140

		FIDUCIARY BANKS--1.0%
2,000,000		Mellon Funding Corp., Note, 3.25%, 4/1/2009	1,938,280

		FINANCE--1.1%
2,000,000		MBNA Corp., 6.25%, 1/17/2007	2,093,180

CORPORATE BONDS--(Continued)

		FINANCE--CONSUMER LOANS--1.6%
$3,000,000		American General Finance Corp., Note, 5.875%, 7/14/2006	$3,099,360

		FINANCE--INVESTMENT BANKER/BROKER--3.3%
4,000,000		Goldman Sachs Group, Inc., Bond, 5.15%, 1/15/2014	4,076,600
2,000,000		Morgan Stanley Group, Inc., Note, 6.875%, 3/1/2007	2,127,020

		TOTAL	6,203,620

		INTERNET INFORMATION PROVIDERS--0.7%
1,000,000		AOL Time Warner, Inc., Bond, 7.625%, 4/15/2031	1,234,880

		INVESTMENT BROKERAGE--NATIONAL--2.6%
5,000,000		Morgan Stanley, Sub. Note, 4.75%, 4/1/2014	4,926,750

		MULTIMEDIA--0.6%
1,000,000		Walt Disney Co., Note, Series B, 5.875%, 12/15/2017	1,071,940

		OIL COMP--EXPLORATION & PRODUCTION--4.2%
3,000,000		Enron Oil & Gas Co., Note, 6.00%, 12/15/2008	3,201,960
3,500,000		Enron Oil & Gas Co., Note, 6.50%, 12/1/2007	3,730,720
1,000,000		Kerr-McGee Corp., Company Guarantee, 6.95%, 7/1/2024	1,131,780

		TOTAL	8,064,460

		OIL REFINING & MARKETING--0.8%
500,000		Union Oil of California, 9.125%, 2/15/2006	527,550
1,000,000		Union Oil of California, Sr. Note, Series C, 6.70%, 10/15/2007	1,062,420

		TOTAL	1,589,970

		PAPER PRODUCTS--4.0%
2,200,000		International Paper Co., 4.25%, 1/15/2009	2,209,680
4,000,000		International Paper Co., 5.85%, 10/30/2012	4,318,680
1,000,000		International Paper Co., Note, 5.30%, 4/1/2015	1,028,290

		TOTAL	7,556,650

		UTILITY--ELECTRIC POWER--0.5%
1,000,000		Progress Energy Carolinas, Inc., Sr. Note, 7.50%, 4/1/2005	1,007,690

		UTILITY--TELEPHONE--1.6%
3,000,000		BellSouth Corp., Unsecd. Note, 5.00%, 10/15/2006	3,073,380

TOTAL CORPORATE BONDS (identified cost $53,243,558)			54,836,940

GOVERNMENT AGENCIES--38.4%
		FEDERAL HOME LOAN BANK--22.5%
$3,000,000		Federal Home Loan Bank System, Bond, 4.125%, 11/15/2006	$3,037,350
5,000,000		Federal Home Loan Bank System, Bond, 2.875%, 12/21/2005	4,992,450
5,000,000		Federal Home Loan Bank System, Bond, 3.12%, 6/23/2006	4,991,950
5,000,000		Federal Home Loan Bank System, Bond, 3.17%, 4/28/2006	4,999,300
5,000,000		Federal Home Loan Bank System, Bond, 3.19%, 4/20/2007	4,950,100
5,000,000		Federal Home Loan Bank System, Bond, 3.21%, 8/17/2007	4,939,600
5,000,000		Federal Home Loan Bank System, Bond, 4.00%, 12/19/2011	4,813,700
5,000,000		Federal Home Loan Bank System, Bond, Series 1, 3.28%, 7/28/2006	4,999,150
5,000,000		Federal Home Loan Bank System, Bond, Series 2, 3.50%, 1/18/2007	4,994,400

		TOTAL	42,718,000

		FEDERAL HOME LOAN MORTGAGE CORPORATION--2.6%
5,000,000		Federal Home Loan Mortgage Corp., Note, Series MTN, 5.125%, 5/13/2013	4,987,150

		FEDERAL NATIONAL MORTGAGE ASSOCIATION--13.3%
1,800,000		Federal National Mortgage Association, MTN, 6.93%, 9/17/2012	1,926,090
3,000,000		Federal National Mortgage Association, Note, 4.00%, 11/10/2011	2,974,350
4,000,000		Federal National Mortgage Association, Note, 4.00%, 12/23/2010	3,899,920
4,000,000		Federal National Mortgage Association, Note, 4.65%, 6/24/2009	4,027,560
2,300,000		Federal National Mortgage Association, Note, Series MTN, 6.80%, 8/27/2012	2,449,822
10,000,000		Federal National Mortgage Association, Unsecd. Note, 3.25%, 6/28/2006	9,997,500

		TOTAL	25,275,242

TOTAL GOVERNMENT AGENCIES (identified cost $72,978,543)			72,980,392

Principal Amount or Shares			Value

MORTGAGE BACKED SECURITIES--18.2%
		FEDERAL HOME LOAN MORTGAGE CORP. --7.4%
$651,342		Federal Home Loan Mortgage Corp., Pool E70008, 6.00%, 4/1/2013	$684,873
4,308,209		Federal Home Loan Mortgage Corp., Pool E98887, 4.50%, 8/1/2018	4,315,189
4,400,251		Federal Home Loan Mortgage Corp., Pool E98890, 4.50%, 8/1/2018	4,407,380
4,611,456		Federal Home Loan Mortgage Corp., Pool G18002, 5.00%, 7/1/2019	4,692,433

		TOTAL	14,099,875

		FEDERAL NATIONAL MORTGAGE ASSOCIATION--10.8%
3,188,116		Federal National Mortgage Association, Pool 254799, 5.00%, 7/1/2023	3,243,652
12,822,187		Federal National Mortgage Association, Pool 254908, 5.00%, 9/1/2023	13,045,549
4,137,866		Federal National Mortgage Association, Pool 254956, 4.00%, 11/1/2010	4,127,521

		TOTAL	20,416,722

TOTAL MORTGAGE BACKED SECURITIES (identified cost $34,288,983)			34,516,597

Preferred Stocks--2.2%
		DISCOUNT NOTE--1.1%
80,000		General Electric Capital Corp., Pfd., $1.47, Annual Dividend	2,048,000

		FINANCE--0.3%
25,000		Merrill Lynch & Co., Inc., Pfd.	641,000

		FINANCE--AUTOMOTIVE--0.3%
20,000		General Motors Acceptance Corp., Pfd., $1.81, Annual Dividend	485,800

		UTILITY--ELECTRIC POWER--0.5%
40,000		Tennessee Valley Authority, Pfd., Series D. $1.49, Annual Dividend	1,028,000

TOTAL PREFERRED STOCKS (identified cost $4,146,085)			4,202,800

(1)Commercial Paper--4.3%
		ASSET BACKED--4.3%
$6,000,000	(2)	Market Street Funding Corp. CP, 2.37% 2/23/2005	$5,991,347
2,000,000		Three Rivers Funding Corp. 2.30% 2/15/2005	1,998,219

TOTAL COMMERCIAL PAPER (at amortized cost)			7,989,566

U.S. Treasury--2.6%
5,000,000		United States Treasury Note, 3.00%, 12/31/2006 (identified cost $4,983,330)	4,976,550

Mutual Fund--1.0%
1,931,853	(3)	Prime Obligations Fund (at net asset value)	1,931,853

TOTAL INVESTMENTS--99.5% (identified cost $187,282,979)(4)			189,115,245

OTHER ASSETS AND LIABILITIES--NET--0.5%			1,009,698

TOTAL NET ASSETS--100%			$190,124,943

(1) Each issue shows the rate of discount at the time of purchase for discount issues, or the coupon for interest bearing issues.

(2) Denotes a restricted security, including securities purchased under Rule 144A of the Securities Act of 1933. This security, has been deemed liquid by criteria approved by the fund’s Board of Trustees, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. At January 31, 2005, this security amounted to $5,991,347 which represents 3.2% of total net assets.

(3) Affiliated company.

(4) The cost of investments for federal tax purposes amounts to $187,282,979.

Note: The categories of investments are shown as a percentage of total net assets at January 31, 2005.

The following acronyms are used throughout this portfolio:

CP	-- Commercial Paper
MTN	--Medium Term Note

See Notes which are an integral part of the Financial Statements

WESMARK WEST VIRGINIA MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS SUMMARY TABLES (unaudited)

January 31, 2005

At January 31, 2005, the fund’s portfolio composition was as follows:

				Percentage of Total Investments(1)

Municipal Bonds(2)				94.0%

Short-Term Municipals(2)				1.3%

Mutual Fund(3)				4.7%

TOTAL PORTFOLIO VALUE				100%

Years to Maturity				Percentage of Total Investments(1)

1-3 Years				23.4%

3-5 Years				11.4%

5-10 Years				30.6%

10 Years or Greater				34.6%

TOTAL				100%

S&P Ratings as Percentage of Total Investments(1)(4)		Moody’s Ratings as Percentage of Total Investments(1)(4)

AAA	60.4%	Aaa	64.2%

AA	6.2%	A	5.9%

A	0.7%	Baa	3.5%

Not Rated by S&P	28.0%	Not Rated by Moody’s	21.7%

TOTAL	95.3%		95.3%

TOTAL FIXED INCOME PORTFOLIO VALUE				95.3%

Mutual Fund(3)				4.7%

TOTAL PORTFOLIO VALUE				100%

(1) Percentages are based on total investments, which may differ from the Fund’s total net assets used in computing the percentages in the Portfolio of Investments which follows.

(2) See the Fund’s Prospectus or Statement of Additional Information for a description of the types of securities in which the Fund invests.

(3) Cash Equivalents includes any investments in money market mutual funds.

(4) The tables above depict the credit quality ratings assigned to the funds Portfolio holdings by Standard & Poor’s and Moody’s Investors Services, each of which is a Nationally Recognized Statistical Ratings Organization, (NRSRO). Fixed Income Securities not rated by any NRSRO equal 6.8% of the Portfolio. Credit quality ratings do not protect the value of fund shares against interest rate risk.

WESMARK WEST VIRGINIA MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS

January 31, 2005

Principal Amount			Credit Rating*	Value

MUNICIPAL BONDS--93.3%
		WEST VIRGINIA--93.3%
$400,000		Beckley, WV, Sewage System, Revenue Refunding Bonds, (Series A), 6.75% (Original Issue Yield: 6.875%), 10/1/2025	NR	$412,732
1,000,000		Berkeley County, WV, Board of Education, 2.375%, 6/1/2007	AA-	998,180
1,000,000		Berkeley County, WV, Board of Education, 4.50% (FGIC INS)/(Original Issue Yield: 4.65%), 5/1/2014	AAA	1,069,740
825,000		Berkeley County, WV, Building Commission Lease, Judicial Center Project--Series A, 4.70% (MBIA Insurance Corp. INS), 12/1/2024	Aaa	854,923
140,000		Buckhannon West Virginia College Facility, Refunding Revenue Bond, 4.45%, 8/1/2007	NR	143,343
140,000		Buckhannon West Virginia College Facility, Refunding Revenue Bonds, 4.15% (Original Issue Yield: 4.15%), 8/1/2005	NR	140,658
1,000,000		Cabell County, WV, Board of Education, GO UT, 5.50% (MBIA Insurance Corp. INS)/(Original Issue Yield: 4.95%), 5/1/2006	AAA	1,038,940
500,000		Cabell County, WV, Board of Education, GO UT, 6.00% (MBIA Insurance Corp. INS), 5/1/2006	AAA	522,660
150,000		Charles Town, WV, Residential Mortgage Revenue Bonds, 6.20%, 3/1/2011	A1	150,210
355,000		Charles Town, WV, Revenue Refunding Bonds, 5.00% (Original Issue Yield: 5.15%), 10/1/2013	AA	375,682
340,000		Charles Town, WV, Revenue Refunding Bonds, 5.00%, 10/1/2012	AA	361,134
500,000		Charleston, WV, Civic Center Revenue, Improvements, 6.25%, 12/1/2015	NR	543,265
1,200,000		Charleston, WV, Urban Renewal Authority, Refunding Revenue Bonds, 5.30% (FSA INS)/(Original Issue Yield: 5.274%), 12/15/2022	AAA	1,338,828
1,240,000		Charleston, WV, GO UT, 7.20%, 10/1/2008	A1	1,423,111
MUNICIPAL BONDS--(Continued)
		WEST VIRGINIA--(Continued)
$1,155,000		Clarksburg, WV, Refunding Revenue Bonds, 4.25% (FGIC INS)/(Original Issue Yield: 2.91%), 9/1/2006	AAA	$1,188,807
1,000,000		Clarksburg, WV, Revenue Bonds, 5.25% (FGIC INS), 9/1/2019	AAA	1,110,410
500,000		Fairmont, WV, Waterworks, (Series 1999), 5.25% (AMBAC INS), 7/1/2017	Aaa	548,270
1,235,000		Fairmont, WV, Waterworks, Water Utility Improvement Revenue Bonds, 5.00% (AMBAC INS), 7/1/2019	Aaa	1,330,959
1,240,000		Grant County, WV, County Commission, Refunding Revenue Bonds, 5.35% (Original Issue Yield: 5.349%), 10/1/2019	AAA	1,337,687
500,000		Harrison County, WV, Board of Education, GO UT, 6.40% (FGIC INS)/(Original Issue Yield: 6.45%), 5/1/2006	AAA	525,110
680,000		Harrison County, WV, Building Commission, Health, Hospital, Nursing Home Improvements Revenue Bonds, 5.15% (AMBAC INS)/(Original Issue Yield: 5.32%), 4/1/2018	Aaa	731,796
420,000		Jackson County, WV, Revenue Bonds, 7.375% (FGIC INS), 6/1/2010	AAA	506,583
1,035,000		Jefferson County, WV, Board of Education, GO UT, 5.20% (Original Issue Yield: 5.10%), 7/1/2007	AA-	1,100,246
1,055,000		Kanawha County, WV, Building Community, Judicial Annex Lease--Series A, 5.00%, 12/1/2018	NR	1,103,488
375,000		Kanawha County, WV, Building Community, Judicial Annex Lease--Series A, 3.60%, 12/1/2009	NR	378,052
245,000		Logan County, WV, Revenue Bonds, 8.00% (Logan County Health Care Center Ltd. Partnership Project), 12/1/2009	NR	278,528
570,000		Mason County, WV, PCR Bond, 5.45% (Ohio Power Co.)/(AMBAC INS)/(Original Issue Yield: 5.47%), 12/1/2016	AAA	576,925
1,085,000		Monongalia County, WV, Board of Education, GO UT, 6.00% (MBIA Insurance Corp. INS/(Original Issue Yield: 3.81%), 5/1/2010	AAA	1,242,075
MUNICIPAL BONDS--(Continued)
		WEST VIRGINIA--(Continued)
$1,135,000		Monongalia County, WV, Board of Education, GO UT, 6.00%, 5/1/2011	AAA	$1,316,384
215,000		Morgantown, WV, Building Commission Municipal Building, Refunding Revenue Bonds, 2.00% (MBIA Insurance Corp. INS)/(Original Issue Yield: 2.15%), 1/1/2007	Aaa	212,938
350,000		Ohio County, WV, Board of Education, GO UT, 5.00% (MBIA Insurance Corp. INS)/(Original Issue Yield: 5.25%), 6/1/2013	AAA	380,335
785,000		Ohio County, WV, Board of Education, GO UT Refunding Bonds, 5.125% (MBIA Insurance Corp. INS)/(Original Issue Yield: 5.375%), 6/1/2018	AAA	851,073
1,000,000		Ohio County, WV, Board of Education, GO UT, 5.00% (Original Issue Yield: 5.25%), 6/1/2013	AA-	1,082,990
635,000		Ohio County, WV, Board of Education, GO UT, 5.00%, 6/1/2007	AA-	667,683
1,155,000		Pleasants County, WV, PCR, (Refunding Revenue Bonds), 5.30%, 12/1/2008	A3	1,162,046
1,795,000		Raleigh, Fayette & Nicholas Counties, WV, Refunding Bond, 6.25% (Original Issue Yield: 6.60%), 8/1/2011	Aaa	2,092,360
1,310,000		Randolph County, WV, Refunding Revenue Bonds, 5.20% (Davis Health Systems, Inc.)/(FSA INS), 11/1/2015	Aaa	1,448,755
105,000		Shepherd College Board, 3.00%, 12/1/2005	A3	105,547
115,000		Shepherd College Board, 3.00%, 12/1/2007	A3	115,542
120,000		Shepherd College Board, 3.40%, 12/1/2009	A3	121,252
500,000		South Charleston, WV, Revenue Bonds, 5.50% (MBIA Insurance Corp. INS), 10/1/2009	AAA	501,160
275,000		West Liberty State College, WV, 3.75%, 6/1/2008	Baa2	279,309
205,000		West Liberty State College, WV, 3.75%, 6/1/2008	Baa2	208,862
620,000		West Liberty State College, WV, 3.75%, 6/1/2008	Baa3	631,681
430,000		West Liberty State College, WV, 4.70%, 6/1/2012	Baa2	454,179
965,000		West Liberty State College, WV, 4.80%, 6/1/2012	Baa3	1,020,073
MUNICIPAL BONDS--(Continued)
		WEST VIRGINIA--(Continued)
$570,000		West Virginia EDA, (Series A), 5.00% (Original Issue Yield: 4.25%), 3/1/2019	A1	$607,666
1,000,000		West Virginia EDA, 5.00% (AMBAC INS)/(Original Issue Yield: 5.09%), 7/15/2022	AAA	1,076,450
500,000		West Virginia EDA, Refunding Revenue Bonds, 3.00%, 11/1/2006	A+	504,215
1,000,000		West Virginia EDA, Revenue Bonds, 5.50% (MBIA Insurance Corp. INS), 6/1/2016	AAA	1,134,690
2,000,000		West Virginia Higher Education, Revenue Bonds, 5.00% (MBIA Insurance Corp. INS), 4/1/2012	AAA	2,218,700
395,000		West Virginia Housing Development Fund, (Series A), 5.55%, 11/1/2014	AAA	409,943
735,000		West Virginia Housing Development Fund, Revenue Bonds, 5.35%, 11/1/2010	AAA	764,202
700,000		West Virginia School Building Authority, 4.00% (MBIA Insurance Corp. INS)/(Original Issue Yield: 4.13%), 7/1/2013	AAA	729,722
2,000,000		West Virginia School Building Authority, 5.25% (MBIA Insurance Corp. INS), 7/1/2012	AAA	2,253,960
575,000		West Virginia State Building Commission Lease, (Series A), 5.50% (MBIA Insurance Corp. INS)/(Original Issue Yield: 5.10%), 7/1/2006	AAA	599,875
1,050,000		West Virginia State Building Commission Lease, (Series A), 5.50% (Original Issue Yield: 5.20%), 7/1/2007	AAA	1,122,513
1,000,000		West Virginia State Building Commission Lease, Refunding Revenue Bond, (Series A), 5.25% (AMBAC INS), 7/1/2012	AAA	1,122,090
1,500,000		West Virginia State Building Commission Lease, Refunding Revenue Bonds, 5.375% (AMBAC INS)/(Original Issue Yield: 5.04%), 7/1/2021	AAA	1,729,755
500,000		West Virginia State Hospital Finance Authority, (Series A), 3.50% (West Virginia University Hospital, Inc.)/(Original Issue Yield: 3.62%), 6/1/2010	AAA	508,835
MUNICIPAL BONDS--(Continued)
		WEST VIRGINIA--(Continued)
$605,000		West Virginia State Hospital Finance Authority, Prerefunded Revenue Bond, 6.75% (Charleston Area Medical Center)/(Charleston Area Medical Center LOC)/(Original Issue Yield: 6.89%), 9/1/2022	A2	$723,695
1,000,000		West Virginia State Hospital Finance Authority, REF & IMPT-CABELL HUNTINGTON--A, 3.00% (AMBAC INS), 1/1/2006	AAA	1,004,400
900,000		West Virginia State Hospital Finance Authority, Refunding Revenue Bonds, 3.10% (West Virginia Veterans Nursing Home), 3/1/2009	NR	901,980
1,070,000		West Virginia State Hospital Finance Authority, Refunding Revenue Bonds, 5.50% (West Virginia Veterans Nursing Home), 3/1/2019	NR	1,129,813
1,750,000		West Virginia State Hospital Finance Authority, Revenue Bonds, 5.75% (Charleston Area Medical Center)/(MBIA Insurance Corp. INS)/(Original Issue Yield: 5.98%), 9/1/2013	AAA	1,818,145
1,000,000		West Virginia State Housing Development Fund, (Series A), 5.05%, 11/1/2014	AAA	1,047,390
900,000		West Virginia State Housing Development Fund, (Series A), 4.90% (Original Issue Yield: 4.899%), 11/1/2014	AAA	943,830
1,000,000		West Virginia State Housing Development Fund, Revenue Refunding Bonds (Series A), 5.10%, 11/1/2015	AAA	1,047,210
500,000		West Virginia State, GO UT, 4.40% (Original Issue Yield: 4.50%), 6/1/2006	AAA	513,550
720,000		West Virginia State, Revenue Bonds (Series A), 5.00% (Marshall University)/(Original Issue Yield: 5.17%), 5/1/2020	AAA	780,120
1,250,000		West Virginia State, Revenue Bonds (Series A), 5.00% (Marshall University)/(Original Issue Yield: 5.19%), 5/1/2021	AAA	1,323,763
MUNICIPAL BONDS--(Continued)
		WEST VIRGINIA--(Continued)
$1,000,000		West Virginia University, (Series A), 5.50% (MBIA Insurance Corp. INS)/(Original Issue Yield: 5.08%), 4/1/2016	AAA	$1,158,910
1,210,000		West Virginia University, 5.00% (MBIA Insurance Corp. INS), 4/1/2007	AAA	1,274,287
1,000,000		West Virginia University, Refunding Revenue Bonds Series A-2, 2.43% (FGIC INS), 10/1/2012	AAA	1,000,000
500,000		West Virginia University, Refunding Revenue Bonds, 5.00% (AMBAC INS)/(Original Issue Yield: 5.22%), 5/1/2017	AAA	541,660
1,000,000		West Virginia University, Revenue Bonds (Series B), 5.00% (AMBAC INS)/(Original Issue Yield: 5.19%), 5/1/2015	AAA	1,083,320
500,000		West Virginia University, Series C, 4.50% (FGIC INS)/(Original Issue Yield: 4.55%), 10/1/2024	AAA	509,200
2,000,000		West Virginia Water Development Authority, (Series A), 4.40% (AMBAC INS)/(Original Issue Yield: 4.47%), 10/1/2018	AAA	2,075,720
400,000		West Virginia Water Development Authority, (Series A), 5.375% (FSA INS)/(Original Issue Yield: 5.40%), 10/1/2015	AAA	444,852
985,000		West Virginia Water Development Authority, (Series A), 5.50% (FSA INS)/(Original Issue Yield: 5.65%), 10/1/2020	AAA	1,094,237

500,000		Wheeling, WV, Waterworks & Sewer Systems, Revenue Refunding Bonds, 4.90% (FGIC INS)/(Original Issue Yield: 5.00%), 6/1/2006	Aaa	516,680

TOTAL MUNICIPAL BONDS (identified cost $66,405,112)				69,699,889

Principal Amount or Shares			Credit Rating*	Value

SHORT-TERM MUNICIPALS--1.3%
		WEST VIRGINIA--1.3%
$1,000,000		West Virginia State Hospital Finance Authority, (Series B) Weekly VRDNs (Charleston Area Medical Center) (identified cost $1,000,000)	Aaa	$1,000,000

MUTUAL FUND--4.7%
3,482,339	(1)	Tax-Free Obligations Fund (at net asset value)	AAA	3,482,339

TOTAL INVESTMENTS--99.3% (identified cost $70,887,451)(2)				74,182,228

OTHER ASSETS AND LIABILITIES--NET--0.7%				513,851

TOTAL NET ASSETS--100%				$74,696,079

At January 31, 2005, the Fund holds no securities that are subject to federal alternative minimum tax (“AMT”).

* Please refer to the Appendix of the Statement of Additional Information for an explanation of the credit ratings. Current credit ratings are unaudited.

(1) Affiliated company.

(2) The cost of investments for federal tax purposes amounts to $70,828,517.

Note: The categories of investments are shown as a percentage of total net assets at January 31, 2005.

The following acronyms are used throughout this portfolio:

AMBAC	--American Municipal Bond Assurance Corporation
EDA	--Economic Development Authority
FGIC	--Financial Guaranty Insurance Company
FSA	--Financial Security Assurance
GO	--General Obligation
INS	--Insured
LOC	--Letter of Credit
PCR	--Pollution Control Revenue
UT	--Unlimited Tax
VRDNs	--Variable Rate Demand Notes

See Notes which are an integral part of the Financial Statements

WESMARK FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

January 31, 2005

	WesMark Small Company Growth Fund	WesMark Growth Fund	WesMark Balanced Fund	WesMark Bond Fund	WesMark West Virginia Municipal Bond Fund

Assets:
Total investments in securities, at value (a)	$ 21,651,336	$ 251,485,668	$ 57,469,230	$ 189,115,245	$ 74,182,228
Cash	1,320	56,700	21,225	33,500	--
Receivable for:
Income	473	18,821	212,309	1,345,463	805,582
Investments sold	--	1,227,959	--	--	--
Fund shares sold	309,575	103,526	19,631	70,193	--
Other assets	--	40,867	3,293	12,347	3,465

Total assets	21,962,704	252,933,541	57,725,688	190,576,748	74,991,275

Liabilities:
Payable for:
Investments purchased	331,453	3,173,747	--	--	--
Fund shares redeemed	66,193	28,081	161,452	20,235	89,180
Transfer and dividend disbursing agent fees and expenses	10,619	14,350	11,947	10,862	9,680
Directors’/Trustees’ fees	--	--	--	--	3,607
Auditing fees	14,401	14,358	15,463	15,497	15,447
Portfolio accounting fees	2,176	21,645	5,863	17,387	8,297
Shareholder services fee (Note 5)	3,100	33,965	7,882	24,567	9,558
Income distribution payable	--	--	--	363,257	159,427
Accrued expenses	2,580	--	--	--	--

Total liabilities	430,522	3,286,146	202,607	451,805	295,196

Net Assets Consist of:
Paid in capital	24,750,067	244,007,033	59,552,511	188,019,726	71,324,523
Net unrealized appreciation of investments	999,812	7,962,787	3,583,932	1,832,266	3,294,777
Accumulated net realized gain (loss) on investments	(4,217,697)	(2,322,425)	(5,613,362)	246,106	76,759
Undistributed net investment income	--	--	--	26,845	20

Total Net Assets	$ 21,532,182	$ 249,647,395	$ 57,523,081	$ 190,124,943	$ 74,696,079

Shares Outstanding, No Par Value, Unlimited Shares Authorized	2,992,814	20,188,646	6,482,400	19,104,571	7,063,516

Net Asset Value, Offering Price and Redemption Proceeds Per Share:
Net Asset Value Per Share	$ 7.19	$ 12.37	$ 8.87	$ 9.95	$ 10.57

Offering Price Per Share (b)	$ 7.55 (c)	$ 12.99 (c)	$ 9.31 (c)	$ 10.34 (d)	$ 10.98 (d)

Redemption Proceeds Per Share	$ 7.19	$ 12.37	$ 8.87	$ 9.95	$ 10.57

Investments, at identified cost	$ 20,651,524	$ 243,522,881	$ 53,885,298	$ 187,282,979	$ 70,887,451

(a) Including $400,687, $1,985,478, $726,703, $1,931,853 and $3,482,339, respectively, of investments in affiliated issuers (Note 5).

(b) See “What Do Shares Cost?” in the Prospectus.

(c) Computation of offering price per share 100/95.25 of net asset value.

(d) Computation of offering price per share 100/96.25 of net asset value.

See Notes which are an integral part of the Financial Statements

WESMARK FUNDS

STATEMENTS OF OPERATIONS

Year Ended January 31, 2005

	WesMark Small Company Growth Fund	WesMark Growth Fund	WesMark Balanced Fund	WesMark Bond Fund	WesMark West Virginia Municipal Bond Fund

Investment Income:
Dividends (a)	$ 114,765	$ 4,537,890 (b)	$ 1,150,987 (c)	$ 243,340	$ 19,137
Interest	21,812	168,722	845,561	7,959,049	3,025,612

Total income	136,577	4,706,612	1,996,548	8,202,389	3,044,749

Expenses:
Investment adviser fee (Note 5)	141,238	1,915,603	466,781	1,124,053	459,141
Administrative personnel and services fee (Note 5)	75,043	335,171	81,671	245,869	100,426
Custodian fees (Note 5)	8,964	34,349	13,311	25,431	14,148
Transfer and dividend disbursing agent fees and expenses (Note 5)	30,488	56,990	35,819	32,837	25,962
Directors’/Trustees’ fees	5,343	5,677	5,937	5,737	4,993
Auditing fees	15,443	15,537	16,754	16,912	16,454
Legal fees	5,856	6,524	7,809	6,870	9,010
Portfolio accounting fees	12,032	130,321	36,601	102,790	51,428
Shareholder services fee (Note 5)	47,079	638,534	155,594	468,355	191,309
Share registration costs	14,224	12,806	13,614	17,028	17,620
Printing and postage	4,417	5,053	8,975	3,015	2,481
Insurance premiums	15,861	17,102	15,812	16,480	13,130
Tax expense	--	--	--	--	811
Miscellaneous	714	1,568	822	1,755	1,711

Total expenses	376,702	3,175,235	859,500	2,067,132	908,624

Waivers and Reimbursement (Note 5):
Waiver of investment adviser fee	(2,833)	(20,275)	(12,367)	(17,095)	(76,524)
Waiver of administrative personnel and services fee	(50,343)	--	--	--	--
Waiver of shareholder services fee	(18,832)	(255,414)	(62,238)	(187,342)	(76,524)
Reimbursement by administrator	--	--	--	--	(811)

Total waivers and reimbursement	(72,008)	(275,689)	(74,605)	(204,437)	(153,859)

Net expenses	304,694	2,899,546	784,895	1,862,695	754,765

Net investment income (loss)	(168,117)	1,807,066	1,211,653	6,339,694	2,289,984

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments	658,912	10,296,517	1,990,886	1,071,457	291,652

Net change in unrealized appreciation of investments	(1,216,619)	(19,172,250)	(3,582,074)	(2,322,974)	(319,171)

Net realized and unrealized loss on investments	(557,707)	(8,875,733)	(1,591,188)	(1,251,517)	(27,519)

Change in net assets resulting from operations	$ (725,824)	$ (7,068,667)	$ (379,535)	$ 5,088,177	$ 2,262,465

(a) Including $4,415, $33,109, $18,562, $39,133 and $19,137, respectively, received from affiliated issuers (Note 5).

(b) Net of foreign taxes withheld of $43,508.

(c) Net of foreign taxes withheld of $7,317.

See Notes which are an integral part of the Financial Statements

WESMARK FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	WesMark Small Company Growth Fund		WesMark Growth Fund		WesMark Balanced Fund

	Year Ended January 31, 2005	Year Ended January 31, 2004	Year Ended January 31, 2005	Year Ended January 31, 2004	Year Ended January 31, 2005	Year Ended January 31, 2004

Increase (Decrease) in Net Assets:
Operations--
Net investment income (loss)	$ (168,117)	$ (208,070)	$ 1,807,066	$ 264,351	$ 1,211,653	$ 1,060,121
Net realized gain (loss) on investments	658,912	(1,953,962)	10,296,517	(3,211,333)	1,990,886	(3,746,319)
Net change in unrealized appreciation/depreciation of investments	(1,216,619)	9,408,654	(19,172,250)	75,054,940	(3,582,074)	14,754,537

Change in net assets resulting from operations	(725,824)	7,246,622	(7,068,667)	72,107,958	(379,535)	12,068,339

Distributions to Shareholders--
Distributions from net investment income	--	--	(2,143,502)	(337,580)	(1,243,354)	(1,059,292)

Share Transactions--
Proceeds from sale of shares	5,126,439	978,849	19,860,503	18,095,217	5,502,604	3,935,313
Net asset value of shares issued to shareholders in payment of distributions declared	--	--	1,203,242	198,719	418,566	349,384
Cost of shares redeemed	(2,049,812)	(2,740,120)	(22,264,478)	(15,059,189)	(12,576,448)	(8,301,283)

Change in net assets from share transactions	3,076,627	(1,761,271)	(1,200,733)	3,234,747	(6,655,278)	(4,016,586)

Change in net assets	2,350,803	5,485,351	(10,412,902)	75,005,125	(8,278,167)	6,992,461
Net Assets:
Beginning of period	19,181,379	13,696,028	260,060,297	185,055,172	65,801,248	58,808,787

End of period	21,532,182	19,181,379	249,647,395	260,060,297	57,523,081	65,801,248

Undistributed net investment income included in net assets at end of period	$ --	$ --	$ --	$ 263,989	$ --	$ 13,347

See Notes which are an integral part of the Financial Statements

WESMARK FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	WesMark Bond Fund		WesMark West Virginia Municipal Bond Fund

	Year Ended January 31, 2005	Year Ended January 31, 2004	Year Ended January 31, 2005	Year Ended January 31, 2004

Increase (Decrease) in Net Assets:
Operations--

Net investment income	$ 6,339,694	$ 5,147,749	$ 2,289,984	$ 2,231,322
Net realized gain on investments	1,071,457	1,356,539	291,652	201,284
Net change in unrealized appreciation/depreciation of investments	(2,322,974)	(469,853)	(319,171)	412,133

Change in net assets resulting from operations	5,088,177	6,034,435	2,262,465	2,844,739

Distributions to Shareholders--
Distributions from net investment income	(6,321,151)	(5,139,479)	(2,280,796)	(2,227,450)
Distributions from net realized gain on investments	(147,781)	--	(385,541)	(69,861)

Change in net assets from distributions to shareholders	(6,468,932)	(5,139,479)	(2,666,337)	(2,297,311)

Share Transactions--
Proceeds from sale of shares	25,294,327	21,993,186	7,717,816	7,992,070
Net asset value of shares issued to shareholders in payment of distributions declared	1,874,173	1,459,668	351,591	302,161

Cost of shares redeemed	(18,078,304)	(10,483,720)	(10,084,062)	(2,684,486)

Change in net assets from share transactions	9,090,196	12,969,134	(2,014,655)	5,609,745
Change in net assets	7,709,441	13,864,090	(2,418,527)	6,157,173
Net Assets:
Beginning of period	182,415,502	168,551,412	77,114,606	70,957,433

End of period	190,124,943	182,415,502	74,696,079	77,114,606

Undistributed net investment income included in net assets at end of period	$ 26,845	$ 8,302	$ 20	$ 418

See Notes which are an integral part of the Financial Statements

WESMARK FUNDS

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout the period)

Year Ended January 31,	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments	Total Distributions

WesMark Small Company Growth Fund
2001(c)	$ 10.00	(0.01)	(0.36)	(0.37)	--	(0.23)	(0.23)
2002	$ 9.40	(0.05)	(2.24)	(2.29)	--	(0.21)	(0.21)
2003	$ 6.90	(0.05)(e)(f)	(2.10)	(2.15)	--	--	--
2004	$ 4.75	(0.08)(e)(f)	2.81	2.73	--	--	--
2005	$ 7.48	(0.06)(e)	(0.23)	(0.29)	--	--	--
WesMark Growth Fund
2001	$ 15.09	0.08	3.48	3.56	(0.08)	(3.47)	(3.55)
2002	$ 15.10	0.04	(2.61)	(2.57)	(0.03)	(0.59)	(0.62)
2003	$ 11.91	0.02	(2.69)	(2.67)	(0.01)	--	(0.01)
2004	$ 9.23	0.01	3.59	3.60	(0.02)	--	(0.02)
2005	$ 12.81	0.09	(0.42)	(0.33)	(0.11)	--	(0.11)
WesMark Balanced Fund
2001	$ 10.64	0.27	1.26	1.53	(0.27)	(0.76)	(1.03)
2002	$ 11.14	0.21	(1.57)	(1.36)	(0.21)	(0.22)	(0.43)
2003	$ 9.35	0.17	(1.73)	(1.56)	(0.18)	--	(0.18)
2004	$ 7.61	0.14	1.49	1.63	(0.14)	--	(0.14)
2005	$ 9.10	0.18	(0.23)	(0.05)	(0.18)	--	(0.18)
WesMark Bond Fund
2001	$ 9.21	0.59	0.63	1.22	(0.59)	--	(0.59)
2002	$ 9.84	0.53	0.11	0.64	(0.53)	--	(0.53)
2003	$ 9.95	0.39	0.03	0.42	(0.39)	--	(0.39)
2004	$ 9.98	0.30	0.05	0.35	(0.30)	--	(0.30)
2005	$ 10.03	0.34	(0.08)	0.26	(0.33)	(0.01)	(0.34)
WesMark West Virginia Municipal Bond Fund
2001	$ 9.66	0.45	0.61	1.06	(0.45)	(0.00)(g)	(0.45)
2002	$ 10.27	0.45 (h)	0.04 (h)	0.49	(0.44)	--	(0.44)
2003	$ 10.32	0.39	0.22	0.61	(0.39)	--	(0.39)
2004	$ 10.54	0.32	0.10	0.42	(0.32)	(0.01)	(0.33)
2005	$ 10.63	0.31	(0.01)	0.30	(0.31)	(0.05)	(0.36)

(a) Based on net asset value, which does not reflect the sales charge, contingent deferred sales charge or redemption fee if applicable. Total returns for periods of less than one year are not annualized.

(b) This voluntary expense decrease is reflected in both the expense and the net investment income (loss) ratios shown.

(c) Reflects operations for the period from August 8, 2000 (date of initial public investment) to January 31, 2001.

(d) Computed on an annualized basis.

(e) Based on average shares outstanding.

(f) Reclassifications have been made to conform to current year presentation. Net assets were not affected by this reclassification.

(g) Represents less than $0.01.

(h) As required effective February 1, 2001, the Fund adopted the provisions of the American Institute of Certified Public Accountants Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on debt securities. For the year ended January 31, 2002, this change increased the net investment income per share by $0.01, decreased net realized and unrealized gain per share by $0.01, and increased the ratio of net investment income to average net assets from 4.32% to 4.36%. Per share, ratios and supplemental data for the periods prior to February 1, 2001, have not been restated to reflect this change in presentation.

See Notes which are an integral part of the Financial Statements

		Ratios to Average Net Assets

Net Asset Value, End of Period	Total Return(a)	Expenses	Net Investment Income (Loss)	Expense Waiver/ Reimbursement(b)	Net Assets, End of Period (000 omitted)	Portfolio Turnover Rate

WesMark Small Company Growth Fund
$9.40	(3.16)%	1.70%(d)	(0.40)%(d)	0.28%(d)	$ 25,162	27%
$6.90	(24.53)%	1.47%	(0.73)%	0.20%	$ 23,044	24%
$4.75	(31.16)%	1.48%	(0.91)%	0.29%	$ 13,696	40%
$7.48	57.47%	1.66%	(1.31)%	0.46%	$ 19,181	66%
$7.19	(3.88)%	1.62%	(0.89)%	0.38%	$ 21,532	62%
WesMark Growth Fund
$15.10	25.41%	0.97%	0.58%	0.01%	$ 256,282	77%
$11.91	(17.23)%	0.97%	0.30%	0.01%	$ 241,313	37%
$9.23	(22.40)%	1.12%	0.18%	0.01%	$ 185,055	36%
$12.81	39.04%	1.14%	0.12%	0.11%	$ 260,060	60%
$12.37	(2.63)%	1.14%	0.71%	0.11%	$ 249,647	51%
WesMark Balanced Fund
$11.14	14.99%	0.98%	2.41%	0.11%	$ 86,205	48%
$9.35	(12.40)%	0.97%	2.09%	0.10%	$ 77,839	42%
$7.61	(16.87)%	1.18%	2.07%	0.03%	$ 58,809	36%
$9.10	21.64%	1.24%	1.71%	0.12%	$ 65,801	52%
$8.87	(0.53)%	1.26%	1.95%	0.12%	$ 57,523	38%
WesMark Bond Fund
$9.84	13.71%	0.82%	6.22%	0.06%	$ 152,227	25%
$9.95	6.61%	0.78%	5.28%	0.05%	$ 161,789	50%
$9.98	4.27%	0.94%	3.89%	0.01%	$ 168,551	64%
$10.03	3.52%	0.99%	2.97%	0.11%	$ 182,416	74%
$9.95	2.68%	0.99%	3.38%	0.11%	$ 190.125	58%
WesMark West Virginia Municipal Bond Fund
$10.27	11.26%	0.73%	4.53%	0.30%	$ 63,625	29%
$10.32	4.92%	0.66%	4.36%(h)	0.30%	$ 65,595	26%
$10.54	6.04%	0.84%	3.76%	0.21%	$ 70,957	17%
$10.63	4.06%	0.97%	3.05%	0.21%	$ 77,115	34%
$10.57	2.97%	0.99%	2.99%	0.20%	$ 74,696	22%

WESMARK FUNDS

NOTES TO FINANCIAL STATEMENTS

January 31, 2005

(1) Organization

WesMark Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of five portfolios (individually referred to as the “Fund”, or collectively as the “Funds”) which are presented herein:

Portfolio Name	Diversification	Investment Objective

WesMark Small Company Growth Fund (“Small Company Growth Fund”)	diversified	to achieve capital appreciation

WesMark Growth Fund (“Growth Fund”)	diversified	to achieve capital appreciation

WesMark Balanced Fund (“Balanced Fund”)	diversified	to achieve capital appreciation and income

WesMark Bond Fund (“Bond Fund”)	diversified	to achieve high current income consistent with preservation of capital

WesMark West Virginia Municipal Bond Fund (“West Virginia Municipal Bond Fund”)	non-diversified	to achieve current income which is exempt from federal income tax and income taxes imposed by the State of West Virginia

The assets of each portfolio are segregated and a shareholder’s interest is limited to the portfolio in which shares are held.

(2) Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles (GAAP) in the United States of America.

Investment Valuation--Domestic and foreign equity securities are valued at the last sale price or official closing price reported in the market in which they are primarily traded (either a national securities exchange or the over-the-counter market), if available. If unavailable, the security is generally valued at the mean between the last closing bid and asked prices. With respect to valuation of foreign securities, trading in foreign cities may be completed at times which vary from the closing of the New York Stock Exchange (NYSE). Therefore, foreign securities are valued at the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated in U.S. dollars at the foreign exchange rate in effect at 4:00 p.m., Eastern Time, on the day the value of the foreign security is determined. Fixed income, listed corporate bonds, unlisted securities and private placement securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. For mortgage-backed securities prices valued by the independent pricing service are based on the aggregate investment value of the projected cash flows to be generated by the security. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Investments in other open-end regulated investment companies are valued at net asset value. Securities for which no market quotations or last sale prices are readily available or whose values have been affected by a significant event occurring between the close of their primary markets and the closing of the NYSE are valued at fair value as determined in accordance with procedures established by and under general supervision of the Board of Trustees (the “Trustees”).

Investment Income, Expenses and Distributions--Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value.

Premium and Discount Amortization/Paydown Gains and Losses--All premiums and discounts on fixed income securities are amortized/accreted for financial statement purposes. Gains and losses realized on principal payment of mortgage-backed securities (paydown gains and losses) are classified as part of investment income.

Federal Taxes--It is each Fund’s policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of their income. Accordingly, no provisions for federal income tax are necessary.

Withholding taxes on foreign interest, dividends and capital gains have been provided for in accordance with the applicable country’s tax rules and rates.

When-Issued and Delayed Delivery Transactions--The Funds may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Restricted Securities--Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense either upon demand by the Funds or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Trustees. The Funds will not incur any registration costs upon such resales. The Funds’ restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in accordance with procedures established by and under general supervision of the Trustees.

Use of Estimates--The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other--Investment transactions are accounted for on a trade date basis. Realized gains and losses from investment transactions are recorded on an identified cost basis.

(3) Shares of Beneficial Interest

The following tables summarize share activity:

	Small Company Growth Fund
	Year Ended January 31, 2005	Year Ended January 31, 2004

Shares sold	717,538	156,669
Shares redeemed	(289,993)	(475,811)

Net change resulting from share transactions	427,545	(319,142)

	Growth Fund
	Year Ended January 31, 2005	Year Ended January 31, 2004

Shares sold	1,578,351	1,628,450
Shares issued to shareholders in payment of distributions declared	94,970	21,163
Shares redeemed	(1,787,298)	(1,401,665)

Net change resulting from share transactions	(113,977)	247,948

	Balanced Fund
	Year Ended January 31, 2005	Year Ended January 31, 2004

Shares sold	613,213	462,473
Shares issued to shareholders in payment of distributions declared	47,124	41,543
Shares redeemed	(1,408,551)	(1,004,484)

Net change resulting from share transactions	(748,214)	(500,468)

	Bond Fund
	Year Ended January 31, 2005	Year Ended January 31, 2004

Shares sold	2,539,584	2,198,842
Shares issued to shareholders in payment of distributions declared	188,662	145,865
Shares redeemed	(1,816,567)	(1,047,870)

Net change resulting from share transactions	911,679	1,296,837

	West Virginia Municipal Bond Fund
	Year Ended January 31, 2005	Year Ended January 31, 2004

Shares sold	729,842	751,916
Shares issued to shareholders in payment of distributions declared	33,321	28,481
Shares redeemed	(956,380)	(253,589)

Net change resulting from share transactions	(193,217)	526,808

(4) Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to differing treatments for dividend redesignations, net investment income (loss) and discount accretion/premium amortization on debt securities.

For the year ended January 31, 2005, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)

Fund Name	Paid In Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses)

Small Company Growth Fund	$ (168,117)	$ 168,117	$ --
Growth Fund	$ (72,447)	$ 72,447	$ --
Balanced Fund	$ (18,354)	$ 18,354	$ --
West Virginia Municipal Bond Fund	$ --	$ (9,586)	$ 9,586

Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended January 31, 2005 and 2004, was as follows:

	2005
Fund Name	Tax-Exempt Income	Ordinary Income*	Long-Term Capital Gains	Total

Growth Fund	$ --	$ 2,143,502	$ --	$ 2,143,502
Balanced Fund	--	1,243,354	--	1,243,354
Bond Fund	--	6,321,151	147,781	6,468,932
West Virginia Municipal Bond Fund	2,238,250	76,304	351,783	2,666,337

	2004
Fund Name	Tax-Exempt Income	Ordinary Income*	Long-Term Capital Gains	Total

Growth Fund	$ --	$ 337,580	$ --	$ 337,580
Balanced Fund	--	1,059,292	--	1,059,292
Bond Fund	--	5,139,479	--	5,139,479
West Virginia Municipal Bond Fund	2,207,742	19,708	69,861	2,297,311

*For tax purposes short-term capital gain distributions are considered ordinary income distributions.

As of January 31, 2005, the components of distributable earnings on a tax basis were as follows:

Fund Name	Undistributed Tax-Exempt Income	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Unrealized Appreciation (Depreciation)	Capital Loss Carryforward

Small Company Growth Fund	$ --	$ --	$ --	$ 999,812	$ 4,217,697
Growth Fund	$ --	$ --	$ --	$ 7,962,787	$ 2,322,426
Balanced Fund	$ --	$ --	$ --	$ 3,583,932	$ 5,613,361
Bond Fund	$ --	$ 548,659	$ 87,550	$ 1,832,266	$ --
West Virginia Municipal Bond Fund	$ 159,448	$ 4,367	$ 13,459	$ 3,353,711	$ --

For federal income tax purposes, the following amounts apply as of January 31, 2005:

Fund Name	Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation

Small Company Growth Fund	$ 20,651,524	$ 2,743,020	$ 1,743,208	$ 999,812
Growth Fund	243,522,881	16,257,052	8,294,265	7,962,787
Balanced Fund	53,885,298	6,009,484	2,425,552	3,583,932
Bond Fund	187,282,979	2,421,719	589,453	1,832,266
West Virginia Municipal Bond Fund	70,828,517	3,403,665	49,954	3,353,711

The difference between book-basis and tax-basis net unrealized appreciation is attributable to differing treatments for discount accretion/premium amortization on debt securities.

At January 31, 2005, the Funds had capital loss carryforwards which will reduce the Funds’ taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal tax. Pursuant to the Code, such capital loss carryforwards will expire as follows:

Fund Name	2011	2012	Total

Small Company Growth Fund	$ 1,410,180	$ 2,807,517	$ 4,217,697
Growth Fund	$ --	$ 2,322,426	$ 2,322,426
Balanced Fund	$ 915,092	$ 4,698,269	$ 5,613,361

(5) Investment Adviser Fee and Other Transactions with Affiliates

Investment Adviser Fee--WesBanco Investment Department, the Funds’ investment adviser (the “Adviser”), receives for its services an annual fee equal to the percentage of each Fund’s average daily net assets as follows:

Fund Name	Investment Adviser Fee Percentage

Small Company Growth Fund	0.75%
Growth Fund	0.75%
Balanced Fund	0.75%
Bond Fund	0.60%
West Virginia Municipal Bond Fund	0.60%

The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

Administrative Fee--Federated Services Company (“FServ”) provides the Funds with certain administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.150% to 0.075% of the average aggregate net assets of the Trust for the period, subject to a $75,000 minimum per portfolio. FServ may voluntarily choose to waive any portion of its fee. FServ can modify or terminate this voluntarily waiver at any time at its sole discretion.

Distribution (12b-1) Fee--The Funds have adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Funds may compensate Edgewood Services, Inc. (“Edgewood”), the principal distributor, from the net assets of the Funds to finance activities intended to result in the sale of each Fund’s shares. The Plan provides that the Funds may incur distribution expenses up to 0.25% of the average daily net assets of each Fund’s shares, annually, to compensate Edgewood. Edgewood may voluntarily choose to waive any portion of its fee. Edgewood can modify or terminate this voluntary waiver at any time at its sole discretion.

For the year ended January 31, 2005, the Funds did not incur fees under the Plan.

Shareholder Services Fee--Under the terms of a Shareholder Services Agreement with WesBanco Bank (“WesBanco”), the Funds may pay WesBanco, or other financial institutions up to 0.25% of average daily net assets for the period. The fee is used to finance certain services for shareholders and to maintain shareholder accounts. WesBanco may voluntarily choose to waive any portion of its fee. WesBanco can modify or terminate this voluntary waiver at any time at its sole discretion.

Transfer and Dividend Disbursing Agent Fees and Expenses--Prior to July 1, 2004, FServ, through its subsidiary Federated Shareholder Services Company (“FSSC”), served as transfer and dividend disbursing agent for the Funds. The fees paid to FSSC were based on the size, type and number of accounts and transactions made by shareholders. The fees paid to FSSC during the reporting period after voluntary waiver, if applicable, were as follows:

Fund Name

Small Company Growth Fund	$ 11,503

Growth Fund	$ 22,249

Balanced Fund	$ 13,708

Bond Fund	$ 13,397

West Virginia Municipal Bond Fund	$ 10,227

Custodian Fees--WesBanco is the Funds’ custodian. The fee is based on the level of each Fund’s average daily net assets for the period, plus out-of-pocket expenses. WesBanco may voluntarily choose to waive any portion of its fee. WesBanco can modify or terminate this voluntary waiver at any time at its sole discretion.

Other Affiliated Parties and Transactions--Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Funds may invest in certain affiliated money market funds which are distributed by an affiliate of the Funds’ distributor.

Income distributions earned from investments in these funds are recorded as income in the accompanying financial statements as follows:

Fund Name	Affiliated Fund Name	Income from Affiliated Issuers

Small Company Growth Fund	U.S. Treasury Cash Reserves	$ 4,415
Growth Fund	U.S. Treasury Cash Reserves	$ 33,109
Balanced Fund	U.S. Treasury Cash Reserves	$ 18,562
Bond Fund	Prime Obligations Fund	$ 39,133
West Virginia Municipal Bond Fund	Tax-Free Obligations Fund	$ 19,137

General--Certain of the Officers and Trustees of the Funds are Officers and Directors or Trustees of the above companies.

(6) Investment Transactions

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations (and in-kind contributions), for the year ended January 31, 2005, were as follows:

Fund Name	Purchases	Sales

Small Company Growth Fund	$13,852,915	$ 10,798,524
Growth Fund	125,113,188	128,132,327
Balanced Fund	16,498,677	19,539,552
Bond Fund	25,449,416	25,109,830
West Virginia Municipal Bond Fund	17,596,250	15,777,374

(7) Concentration of Credit Risk

Since the West Virginia Municipal Bond Fund invests a substantial portion of its assets in issuers located in one state, it will be more susceptible to factors adversely affecting issuers of that state than would be a comparable tax-exempt mutual fund that invests nationally. In order to reduce the credit risk associated with such factors, at January 31, 2005, 54.0% of the securities in the portfolio of investments are backed by letters of credit or bond insurance of various financial institutions and financial guaranty assurance agencies. The largest percentage of investments insured by or supported (backed) by a letter of credit from any one institution or agency was 22.6% of total investments.

Additionally, the Funds may invest a portion of their assets in securities of companies that are deemed by the Funds’ management to be classified in similar business sectors. The economic developments within a particular sector may have an adverse effect on the ability of issuers to meet their obligations. Additionally, economic developments may have an effect on the liquidity and volatility of portfolio securities.

(8) Federal Tax Information (Unaudited)

For the year ended January 31, 2005, the WesMark Bond Fund and WesMark West Virginia Municipal Bond Fund designated $147,781 and $351,783, respectively as long-term capital gain dividends.

For the year ended January 31, 2005, 98.1% of the distributions from net investment income for WesMark West Virginia Municipal Bond Fund is exempt from federal income tax.

Of the ordinary income (including short-term capital gain) distributions made by the Funds during the year ended January 31, 2005, the percentages qualifying for the dividend received deduction available to corporate shareholders are as follows:

Fund Name	Percentage

Growth Fund	98.04%
Balanced Fund	85.17%
Bond Fund	3.65%

For the fiscal year ended January 31, 2005, the following percentages of total ordinary dividends paid by the Funds are qualifying dividends which may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information will be reported in conjunction with your 2004 Form 1099-DIV. The percentages were as follows:

Fund Name	Percentage

Growth Fund	100.00%
Balanced Fund	90.46%
Bond Fund	3.73%

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of
WESMARK FUNDS:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of WesMark Funds (the “Trust”) comprising WesMark Small Company Growth Fund, WesMark Growth Fund, WesMark Balanced Fund, WesMark Bond Fund and WesMark West Virginia Municipal Bond Fund, as of January 31, 2005, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to provide reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the WesMark Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of January 31, 2005, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of WesMark Funds as of January 31, 2005, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
March 21, 2005

WESMARK FUNDS

BOARD OF TRUSTEES AND TRUST OFFICERS

January 31, 2005

The Board is responsible for managing the Trust’s business affairs and for exercising all the Trust’s powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Funds. Where required, the tables separately list Board members who are “interested persons” of the Funds (i.e., “Interested” Board members) and those who are not (i.e., “Independent” Board members). The WesMark Fund Complex consists of one Investment Company (comprising five portfolios). Unless otherwise noted, each Officer is elected annually; each Board member oversees all portfolios in the WesMark Fund Complex; and serves for an indefinite term. The Funds’ Statement of Additional Information includes additional information about the Trust’s Trustees and is available, without charge and upon request, by calling 1-800-864-1013.

INTERESTED TRUSTEE*

Name Birth Date Address Date Service Began	Principal Occupations in Past Five Years, Other Directorships Held and Previous Positions

Robert E. Kirkbride** Birth Date: August 23, 1939 132 S. Fourth Street, Marietta, OH 45750 CHAIRMAN and TRUSTEE Began serving: September 2004

Principal Occupations: Director, WesBanco, Inc.; Director, WesBanco Bank Inc; Officer, Christy & Associates (real estate development and investment management); Director, The Mountain Company (holding company); Director, The Laurel Management Group (holding company); Director and Officer, Thunder Corporation (oil and gas production); Director and Officer, Databridge Corporation (computer sales and service).

* The Board of Trustees was elected on September 3, 2004.

** Robert E. Kirkbride is an interested person due to the Director position he holds with WesBanco, Inc. The Funds’ investment adviser, WesBanco Investment Department is a division of WesBanco Bank Inc., a wholly owned subsidiary of WesBanco Inc.

INDEPENDENT TRUSTEES BACKGROUND***

Name Birth Date Address Date Service Began	Principal Occupations in Past Five Years, Other Directorships Held and Previous Positions

Lawrence E. Bandi Birth Date: June 23, 1954 2 Halstead Avenue Wheeling, WV 26003 TRUSTEE Began serving: September 2004

Principal Occupations: Dean of Business and Financial Affairs, West Virginia Northern Community College; Vice Chairman, Ohio County Economic Development Authority; Audit Committee Chairman, Ohio Valley Industrial Business Development Corporation; Chairman Elect, Special Wish Foundation, Upper Ohio Valley United Way; Director, Wheeling Hospital; Chairman, Wheeling Civic Center Taskforce.

Previous Positions: President and Chief Executive Officer, Valley National Gases, Inc.

INDEPENDENT TRUSTEES BACKGROUND***--Continued

Name Birth Date Address Date Service Began	Principal Occupations in Past Five Years, Other Directorships Held and Previous Positions

Robert P. Kanters Birth Date: February 23, 1940 13 Laurelwood Estates Wheeling, WV 26003 Began serving: September 2004

Principal Occupations: Senior Vice President, Legg Mason Wood Walker, Inc. (global financial services).

Previous Positions: Director of Regional Research, Legg Mason Wood Walker, Inc. - Pittsburgh; Director, St. Francis Medical Center.

Mark E. Kaplan Birth Date: November 24, 1961 104 Alyson Drive McMurray, PA 15317 Began serving: September 2004

Principal Occupations: Board Member, Mainstay Life Services.

Previous Positions: President, Chief Financial Officer and Director, Weirton Steel Corporation; Senior Audit Manager, Arthur Anderson LLP; Corporate Controller, Black Box Corporation (network services).

*** The Board of Trustees was elected on September 3, 2004.

OFFICERS****

Name Birth Date Address Positions Held with Fund Date Service Began	Principal Occupation(s) and Previous Position(s)

Charles L. Davis Jr. Birth Date: March 23, 1960 Federated Investors Tower 1001 Liberty Avenue Pittsburgh, PA 15222 CHIEF EXECUTIVE OFFICER Began serving: November 2003

Principal Occupations: Vice President, Director of Mutual Fund Services and Strategic Relationship Management, Federated Services Company; Vice President, Edgewood Services.

Previous Positions: President, Federated Clearing Services; Director, Business Development, Mutual Fund Services, Federated Services Company.

Jerome B. Schmitt Birth Date: August 19, 1949 1 Bank Plaza Wheeling, WV 26003 PRESIDENT Began serving: September 2004	Principal Occupations: Co-Portfolio Manager of the WesMark Funds; Executive Vice President, WesBanco Inc.

Deborah Ferdon Birth Date: January 15, 1953 1 Bank Plaza Wheeling, WV 26003 CHIEF COMPLIANCE OFFICER Began serving: September 2004

Principal Occupations: Chief Compliance Officer of the WesMark Funds and WesBanco Investment Department; Vice President and Compliance Officer for WesBanco Trust and Investment Services.

Previous Positions: Concurrently Compliance Officer, Provident Riverfront Funds; Chief Compliance Officer, Provident Investment Advisers; and Chief Compliance Officer, Provident Securities & Investments, 2001 to 2004. Senior Compliance Examiner, SunAmerica Securities, Inc.

OFFICERS****--Continued

Name Birth Date Address Positions Held with Fund Date Service Began	Principal Occupation(s) and Previous Position(s)

Richard N. Paddock Birth Date: October 25, 1963 Federated Investors Tower 1001 Liberty Avenue Pittsburgh, PA 15222 CHIEF FINANCIAL OFFICER and TREASURER Began serving: November 2004	Principal Occupations: Principal Financial Officer and Treasurer of the WesMark Funds; Vice President, Federated Administrative Services.

David B. Ellwood Birth Date: November 27, 1956 1 Bank Plaza Wheeling, WV 26003 VICE PRESIDENT Began serving: September 2004	Principal Occupations: Co-Portfolio Manager of the WesMark Funds; Senior Vice President, WesBanco Trust and Investment Services

Beth S. Broderick Birth Date: August 2, 1965 Federated Investors Tower 1001 Liberty Avenue Pittsburgh, PA 15222 VICE PRESIDENT and ASSISTANT TREASURER Began serving: August 2000	Principal Occupations: Vice President Federated Services Company since 1999. Previous Positions: Client Services Officer Federated Services Company from 1992 to 1997.

Todd P. Zerega Birth Date: May 18, 1974 Federated Investors Tower 1001 Liberty Avenue Pittsburgh, PA 15222 SECRETARY Began serving: September 2004	Principal Occupations: Attorney, ReedSmith LLP. Previous Positions: Associate Corporate Counsel, Federated Services Company from 2000 to 2002; Tax Specialist with KPMG LLP from 1999 to 2000.

**** The Officers were appointed on September 27, 2004. Trust business conducted prior to this date was conducted by the previous officers.

SHAREHOLDER MEETING RESULTS

A Special Meeting of Shareholders of the WesMark Funds (the “Funds”), was held on September 3, 2004. On July 28, 2004, the record date for shareholders voting at the meeting, there were 56,517,611.92 total outstanding shares of the Funds. The following items were considered by shareholders of the Funds and the results of their voting were as follows:

AGENDA ITEM 1

To elect four (4) Trustees of the Trust, each to hold office for the term indicated and until his successor has been elected and qualified.

Name	For	Withheld

Lawrence E. Bandi	54,061,538.136	21,982.154
Robert P. Kanters	54,066,538.863	16,901.427
Mark E. Kaplan	54,030,735.704	52,704.586
Robert E. Kirkbride	54,066,538.863	16,901.427

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the funds’ prospectus which contains facts concerning its objective and policies, management fees, expenses and other information.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to securities held in a Fund’s portfolio is available, without charge and upon request, by calling 1-800-864-1013. A report on “Form N-PX” of how the Funds voted any such proxies during the most recent 12-month period ended June 30 is available without charge and upon request by calling the Funds toll-free at 1-800-864-1013. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” Information on Form N-Q is available without charge and upon request by calling the Funds toll-free at 1-800-864-1013. These filings are also available on the SEC’s website at http://www.sec.gov; and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-SEC-0330 for information on the operation of the Public Reference Room).

[Logo of WesMark]

[Logo of WesMark Funds]

Family of Funds

COMBINED ANNUAL REPORT

[Logo of WesBanco Investment Department]

Investment Adviser
A Division of WesBanco Bank, Inc.

Cusip 951025501
Cusip 951025204
Cusip 951025303
Cusip 951025402
Cusip 951025105

Edgewood Services, Inc., Distributor

G02160-05 (3/05)

Item 2.     Code of Ethics

(a) As of the end of the  period  covered by this  report,  the  registrant  has adopted a code of ethics (the "Section 406 Standards for Investment  Companies -
Ethical Standards for Principal Executive and Financial  Officers") that applies to the registrant's Principal Executive Officer and Principal Financial Officer;
the  registrant's  Principal  Financial  Officer  also  serves as the  Principal
Accounting Officer.

(c) Not Applicable

(d) Not Applicable

(e) Not Applicable

(f)(3) The registrant hereby  undertakes to provide any person,  without charge, upon  request,  a copy of the code of  ethics.  To request a copy of the code of ethics,  contact the  registrant  at  1-800-341-7400,  and ask for a copy of the
Section 406 Standards for Investment Companies - Ethical Standards for Principal
Executive and Financial Officers.

Item 3.     Audit Committee Financial Expert

The  registrant's  Board has  determined  that each member of the Board's  Audit
Committee is an "audit committee financial expert," and that each such member is
"independent,"  for purposes of this Item. The Audit  Committee  consists of the following  Board  members:  Lawrence  E.  Bandi,  Robert P.  Kanters and Mark E.
Kaplan.

Item 4.     Principal Accountant Fees and Services

     (a)  Audit Fees billed to the  registrant  for the two most  recent  fiscal years:

                  Fiscal year ended 2005 - $83,800

                  Fiscal year ended 2004 - $75,300

     (b)  Audit-Related  Fees billed to the  registrant  for the two most recent fiscal years:

                  Fiscal year ended 2005 - $253

                  Fiscal year ended 2004 - $0

                  Transfer Agent Service Auditors Report

     Amount requiring  approval of the registrant's  audit committee pursuant to
     paragraph   (c)(7)(ii)  of  Rule  2-01  of   Regulation   S-X,  $0  and  $0
     respectively.

     (c)  Tax Fees  billed  to the  registrant  for the two most  recent  fiscal years:

                  Fiscal year ended 2005 - $0

                  Fiscal year ended 2004 - $0

     Amount requiring  approval of the registrant's  audit committee pursuant to
     paragraph   (c)(7)(ii)  of  Rule  2-01  of   Regulation   S-X,  $0  and  $0
     respectively.

     (d)  All Other Fees billed to the registrant for the two most recent fiscal years:

                  Fiscal year ended 2005 - $0

                  Fiscal year ended 2004 - $0

     Amount requiring  approval of the registrant's  audit committee pursuant to
     paragraph   (c)(7)(ii)  of  Rule  2-01  of   Regulation   S-X,  $0  and  $0
     respectively.

(e)(1)      Audit Committee Policies regarding Pre-approval of Services.

     The Audit Committee is required to pre-approve audit and non-audit services performed by the  independent  auditor in order to assure that the  provision of such services do not impair the auditor's independence. Unless a type of service to be provided by the independent auditor has received general pre-approval,  it will require specific pre-approval by the Audit Committee. Any proposed services exceeding  pre-approved  cost levels will require  specific  pre-approval by the
Audit Committee.

     Certain services have the general pre-approval of the Audit Committee.  The term of the general  pre-approval  is 12 months  from the date of  pre-approval, unless the Audit Committee  specifically  provides for a different  period.  The
Audit  Committee  will annually  review the services that may be provided by the independent  auditor  without  obtaining  specific  pre-approval  from the Audit
Committee  and may  grant  general  pre-approval  for such  services.  The Audit
Committee  will revise the list of general  pre-approved  services  from time to time, based on subsequent determinations.  The Audit Committee will not delegate its  responsibilities  to  pre-approve  services  performed  by the  independent auditor to management.

     The Audit Committee has delegated  pre-approval  authority to its Chairman.
The Chairman will report any  pre-approval  decisions to the Audit  Committee at its next scheduled  meeting.  The Committee  will designate  another member with such pre-approval authority when the Chairman is unavailable.

AUDIT SERVICES

     The annual Audit services  engagement terms and fees will be subject to the specific  pre-approval of the Audit Committee.  The Audit Committee must approve any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company (RIC) structure or other matters.

     In addition to the annual Audit services engagement  specifically  approved by the Audit Committee,  the Audit Committee may grant general  pre-approval for other Audit Services, which are those services that only the independent auditor reasonably  can provide.  The Audit  Committee  has  pre-approved  certain Audit services,  all other Audit  services must be  specifically  pre-approved  by the
Audit Committee.

AUDIT-RELATED SERVICES

     Audit-related   services  are  assurance  and  related  services  that  are reasonably  related to the  performance  of the audit or review of the Company's financial  statements  or that are  traditionally  performed by the  independent auditor.  The Audit  Committee  believes  that the  provision  of  Audit-related services does not impair the  independence of the auditor,  and has pre-approved certain  Audit-related  services,  all  other  Audit-related  services  must  be specifically pre-approved by the Audit Committee.

TAX SERVICES

     The Audit Committee  believes that the independent  auditor can provide Tax services to the Company  such as tax  compliance,  tax  planning  and tax advice without impairing the auditor's independence.  However, the Audit Committee will not  permit the  retention  of the  independent  auditor  in  connection  with a transaction  initially  recommended by the independent  auditor,  the purpose of which may be tax  avoidance  and the tax treatment of which may not be supported in the Internal  Revenue Code and related  regulations.  The Audit Committee has pre-approved certain Tax services,  all Tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

ALL OTHER SERVICES

     With  respect to the  provision  of services  other than  audit,  review or attest services the pre-approval requirement is waived if:

     (1)  The aggregate amount of all such services provided constitutes no more than  five  percent  of the  total  amount  of  revenues  paid  by the registrant,  the  registrant's  adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with
          or  overseen   by  another   investment   adviser),   and  any  entity
          controlling,   controlled   by,  or  under  common  control  with  the
          investment adviser that provides ongoing services to the registrant to its  accountant  during  the  fiscal  year in which the  services  are provided;

     (2)  Such services were not recognized by the registrant,  the registrant's adviser  (not  including  any  sub-adviser  whose  role  is  primarily portfolio  management and is subcontracted with or overseen by another investment  adviser),  and any entity  controlling,  controlled by, or under common control with the investment adviser that provides ongoing services  to the  registrant  at the  time  of  the  engagement  to be non-audit services; and

     (3)  Such  services  are  promptly  brought to the  attention  of the Audit
          Committee of the issuer and approved  prior to the  completion  of the audit by the Audit  Committee  or by one or more  members of the Audit
          Committee who are members of the board of directors to whom  authority to grant such approvals has been delegated by the Audit Committee.

     The Audit  Committee may grant general  pre-approval  to those  permissible non-audit services classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the auditor.

     The SEC's rules and relevant  guidance should be consulted to determine the precise  definitions of prohibited  non-audit  services and the applicability of exceptions to certain of the prohibitions.

PRE-APPROVAL FEE LEVELS

     Pre-approval  fee levels for all services to be provided by the independent auditor  will be  established  annually  by the Audit  Committee.  Any  proposed services exceeding these levels will require specific  pre-approval by the Audit
Committee.

PROCEDURES

     Requests or applications to provide services that require specific approval by the Audit  Committee  will be  submitted  to the Audit  Committee by both the independent  auditor  and  the  Principal  Accounting  Officer  and/or  Internal
Auditor,  and must include a joint  statement as to whether,  in their view, the
request  or  application   is  consistent   with  the  SEC's  rules  on  auditor
independence.

(e)(2)      Percentage of services identified in items 4(b) through 4(d) that were approved by the registrants audit committee pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

                  4(b)

                  Fiscal year ended 2005 - 0%

                  Fiscal year ended 2004 - 0%

            Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph
            (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

            4(c)

            Fiscal year ended 2005 - 0%

            Fiscal year ended 2004 - 0%

            Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph
            (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

            4(d)

            Fiscal year ended 2005 - 0%

            Fiscal year ended 2004 - 0%

            Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph
            (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

(f)  NA

(g)  Non-Audit  Fees  billed  to the  registrant,  the  registrant's  investment adviser,  and certain entities  controlling,  controlled by or under common control with the investment adviser:

            Fiscal year ended 2005 - $30,854

            Fiscal year ended 2004 - $48,500

(h)  The  registrant's  Audit  Committee  has  considered  that the provision of non-audit  services  that were  rendered to the  registrant's  adviser (not including any sub-adviser whose role is primarily portfolio  management and is subcontracted with or overseen by another investment  adviser),  and any entity  controlling,  controlled  by,  or  under  common  control  with the investment  adviser that provides  ongoing  services to the registrant that were not  pre-approved  pursuant to  paragraph  (c)(7)(ii)  of Rule 2-01 of
     Regulation S-X is compatible with  maintaining  the principal  accountant's independence.

Item 5.     Audit Committee of Listed Registrants

            Not Applicable

Item 6.     Schedule of Investments

            Not Applicable

Item 7.     Disclosure of Proxy Voting Policies and Procedures for Closed-End
            Management Investment Companies

            Not Applicable

Item 8.     Portfolio Managers of Closed-End Management Investment Companies

            Not Applicable

Item 9.     Purchases of Equity Securities by Closed-End Management Investment
            Company and Affiliated Purchasers

            Not Applicable

Item 10.    Submission of Matters to a Vote of Security Holders

            There are no changes to report.

Item 11.    Controls and Procedures

(a)  The   registrant's   President  and  Treasurer   have  concluded  that  the
     registrant's  disclosure  controls  and  procedures  (as  defined  in  rule
     30a-3(c)  under the Act) are  effective  in design  and  operation  and are sufficient to form the basis of the certifications required by Rule 30a-(2)
     under the Act, based on their evaluation of these  disclosure  controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b)  There were no changes in the  registrant's  internal control over financial reporting  (as  defined  in rule  30a-3(d)  under the Act)  during the last fiscal quarter that have materially  affected,  or are reasonably likely to
     materially  affect,  the  registrant's   internal  control  over  financial
     reporting.

Item 12.    Exhibits

SIGNATURES

Pursuant to the  requirements  of the  Securities  Exchange  Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant  Wesmark Funds

By          /S/ Richard N. Paddock, Principal Financial Officer
                            (insert name and title)

Date        March 22, 2005

Pursuant to the  requirements  of the  Securities  Exchange  Act of 1934 and the
Investment  Company  Act of  1940,  this  report  has been  signed  below by the following  persons on behalf of the  registrant and in the capacities and on the dates indicated.

By          /S/ Charles L. Davis, Jr., Principal Executive Officer
Date        March 22, 2005

By          /S/ Richard N. Paddock, Principal Financial Officer
Date        March 22, 2005